SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.    )

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☐	Preliminary Proxy Statement

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☑	Definitive Joint Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Under Rule 14a-12

PIMCO Municipal Income Fund

PIMCO California Municipal Income Fund

PIMCO New York Municipal Income Fund

PIMCO Municipal Income Fund II

PIMCO California Municipal Income Fund II

PIMCO New York Municipal Income Fund II

PIMCO Municipal Income Fund III

PIMCO California Municipal Income Fund III

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Dear Shareholder:

The Boards of Trustees of PIMCO Municipal Income Fund (“PMF”), PIMCO California Municipal Income Fund (“PCQ”), PIMCO New York Municipal Income Fund (“PNF”), PIMCO Municipal Income Fund II (“PML”), PIMCO California Municipal Income Fund II (“PCK”), PIMCO New York Municipal Income Fund II (“PNI”), PIMCO Municipal Income Fund III (“PMX”) and PIMCO California Municipal Income Fund III (“PZC”) (each a “Fund” and, collectively, the “Funds”) are currently comprised of eight members. We hope for your support to re-elect the incumbent Trustees who have been nominated by the Board (the “Board Nominees”) of each Fund at its upcoming annual shareholder meeting.

Preferred Shareholders: At the upcoming annual shareholder meeting for the Funds (the “annual meeting”), you will be asked to vote for the re-election of each Fund’s incumbent Board Nominees. At the upcoming annual meeting, Dryden Capital, LLC and a hedge fund it manages (collectively, “Dryden”) has nominated one of Dryden’s founders as their own candidate (the “Dryden Nominee”) for election as a Trustee of each Fund by the Fund’s preferred shareholders voting as a single class apart from the common shareholders (a “preferred share Trustee”). The Trustees do not support the Dryden Nominee and urge you to vote in favor of re-electing the incumbent preferred share Board Nominees. We believe that the current Trustees are experienced and highly qualified individuals who have worked well together as a Board and have a strong history of actively supporting the interests of the Funds and all of their shareholders.

The Funds’ Trustees (including preferred share Trustees) have a fiduciary duty to act in the best interests of the Fund, and in carrying out this duty, they must consider the interests of all shareholders, both common and preferred. At each of the Funds’ regular quarterly meetings, the Trustees review and consider detailed reports from PIMCO regarding the Funds’ use of leverage, financing costs, and available alternatives to the Funds’ Auction Rate Preferred Shares (“ARPS”). In considering such alternatives, PIMCO and the Trustees consider PIMCO’s economic and interest rate outlook, the rollover and refinancing risks inherent in alternative forms of leverage, the costs, terms, permanency, asset coverage requirements and covenants, as applicable, associated with the leverage alternatives available in the marketplace and the viability of conducting additional ARPS tender offers at an adequately discounted price. These various factors may vary over time and the decision regarding the best form of financing for a Fund is a Fund-specific decision based on the particular dynamics of the Fund’s financing profile and other market factors.

In this regard, at PIMCO’s recommendation, each Fund recently offered all holders of ARPS, including Dryden, an opportunity to tender up to 100% of their

ARPS at a price of 85% of the ARPS’ liquidation preference (i.e., “face value”) in a tender offer. In considering the interests of all shareholders, the Board determined that this price represented fair value for the ARPS and was in the best interests of the Funds and their shareholders. Although a substantial percentage of ARPS holders participated in the tender offers, Dryden was offered a 100% liquidity alternative for its ARPS and chose not to participate. As a condition of such tender offers, certain of the Funds issued Variable Rate Municipal Term Preferred Shares (“VMTPS”) in amounts equal to the aggregate liquidation preference of the ARPS accepted for purchase in such Fund’s tender offer.

Over the past two years, PIMCO has responded to various questions from Dryden to the extent possible without disclosing material, non-public information. Following this correspondence and after the public announcement of the ARPS tender offers, representatives from PIMCO and certain of the Funds’ preferred share Trustees agreed to hold a meeting with representatives from Dryden to discuss Dryden’s questions regarding the Funds’ use of leverage and available financing alternatives to the ARPS. PIMCO and those Trustees explained their views on the value of the permanency of the ARPS to the Funds as compared to available financing alternatives, and explained the Trustees’ fiduciary duty to consider the best interests of all shareholders (both common and preferred) when considering the Funds’ use of leverage. Accordingly, the Trustees explained that providing liquidity to ARPS holders is only one of many factors the Trustees consider when overseeing the Funds’ use of leverage.

The Trustees and PIMCO will continue to closely monitor the Funds’ leverage and actively consider alternative primary forms of financing that are in the best interests of Funds and their shareholders.

For these reasons, the Trustees of the Funds urge you to vote in favor of re-electing the Funds’ incumbent preferred share Board Nominees, Hans W. Kertess for PMF, PML, PNI, PCQ, PCK and PNF and Alan Rappaport for PMX and PZC. The Trustees of the Funds urge you NOT TO RETURN any proxy card sent by Dryden.

Common Shareholders: For common shareholders, the upcoming annual shareholder meeting for the Funds will be similar to previous meetings. As has been the case at previous meetings, you will be asked to vote, together with the preferred shareholders, on the Funds’ incumbent Board Nominees. You will not be asked to vote for any Dryden nominee.

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The current Trustees thank you for your support of the Fund’s incumbent Board Nominees in the past, and we hope for your continued support at the upcoming annual shareholder meeting. If you have any questions about the upcoming meeting, please call a shareholder service representative at 1-(866) 406-2288.

Sincerely yours,

Hans W. Kertess Chairman of the Boards

NOTICE OF JOINT ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD ON DECEMBER 19, 2018

PIMCO MUNICIPAL INCOME FUND (“PMF”)

PIMCO CALIFORNIA MUNICIPAL INCOME FUND (“PCQ”)

PIMCO NEW YORK MUNICIPAL INCOME FUND (“PNF”)

PIMCO MUNICIPAL INCOME FUND II (“PML”)

PIMCO CALIFORNIA MUNICIPAL INCOME FUND II (“PCK”)

PIMCO NEW YORK MUNICIPAL INCOME FUND II (“PNI”)

PIMCO MUNICIPAL INCOME FUND III (“PMX”)

PIMCO CALIFORNIA MUNICIPAL INCOME FUND III (“PZC”)

1633 Broadway

New York, New York 10019

To the Shareholders of PIMCO Municipal Income Fund (“PMF”), PIMCO California Municipal Income Fund (“PCQ”), PIMCO New York Municipal Income Fund (“PNF”), PIMCO Municipal Income Fund II (“PML”), PIMCO California Municipal Income Fund II (“PCK”), PIMCO New York Municipal Income Fund II (“PNI”), PIMCO Municipal Income Fund III (“PMX”) and PIMCO California Municipal Income Fund III (“PZC”) (each, a “Fund” and, collectively, the “Funds”):

Notice is hereby given that a Joint Annual Meeting of Shareholders of each Fund (the “Meeting”) will be held at the offices of Pacific Investment Management Company LLC (“PIMCO” or the “Manager”), at 1633 Broadway, between West 50th and West 51st Streets, 42nd Floor, New York, New York 10019, on Wednesday, December 19, 2018, with the Meeting to be held at 10:30 A.M., Eastern Time, for the following purposes, which are more fully described in the accompanying Proxy Statement:

1.	To elect Trustees of each Fund, each to hold office for the term indicated and until his or her successor shall have been elected and qualified; and

2.	To transact such other business as may properly come before the Meeting or any adjournment(s) or postponement(s) thereof.

The Board of Trustees of each Fund has fixed the close of business on October 19, 2018 as the record date for the determination of shareholders entitled to receive notice of, and to vote at, the Meeting or any adjournment(s) or postponement(s) thereof. The enclosed proxy is being solicited on behalf of the Board of Trustees of each Fund.

By order of the Board of Trustees of each Fund

Joshua D. Ratner
Secretary

New York, New York

November 1, 2018

It is important that your shares be represented at the Meeting in person or by proxy, no matter how many shares you own. If you do not expect to attend the Meeting, please complete, date, sign and return the applicable enclosed proxy or proxies in the accompanying envelope, which requires no postage if mailed in the United States. Please mark and mail your proxy or proxies promptly in order to save any additional costs of further proxy solicitations and in order for the Meeting to be held as scheduled.

PIMCO MUNICIPAL INCOME FUND (“PMF”)

PIMCO CALIFORNIA MUNICIPAL INCOME FUND (“PCQ”)

PIMCO NEW YORK MUNICIPAL INCOME FUND (“PNF”)

PIMCO MUNICIPAL INCOME FUND II (“PML”)

PIMCO CALIFORNIA MUNICIPAL INCOME FUND II (“PCK”)

PIMCO NEW YORK MUNICIPAL INCOME FUND II (“PNI”)

PIMCO MUNICIPAL INCOME FUND III (“PMX”)

PIMCO CALIFORNIA MUNICIPAL INCOME FUND III (“PZC”)

1633 Broadway

New York, New York 10019

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE JOINT ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON DECEMBER 19, 2018

This Proxy Statement and the Annual Report to Shareholders for the fiscal year ended December 31, 2017 for PMF, PCQ, PNF, PML, PCK, PNI, PMX and PZC are also available at pimco.com/closedendfunds.

PROXY STATEMENT

November 1, 2018

FOR THE JOINT ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD ON DECEMBER 19, 2018

INTRODUCTION

This Proxy Statement is furnished in connection with the solicitation by the Boards of Trustees (each a “Board”) of the shareholders of each of PIMCO Municipal Income Fund (“PMF”), PIMCO California Municipal Income Fund (“PCQ”), PIMCO New York Municipal Income Fund (“PNF”), PIMCO Municipal Income Fund II (“PML”), PIMCO California Municipal Income Fund II (“PCK”), PIMCO New York Municipal Income Fund II (“PNI”), PIMCO Municipal Income Fund III (“PMX”) and PIMCO California Municipal Income Fund III (“PZC”) (each, a “Fund” and, collectively, the “Funds”) of proxies to be voted at the Joint Annual Meeting of Shareholders of each Fund and any adjournment(s) or postponement(s) thereof. The term “Meeting” is used throughout this joint Proxy Statement to refer to the Annual Meeting of Shareholders of each Fund, as dictated by the context. The Meeting will be held

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at the offices of Pacific Investment Management Company LLC (“PIMCO” or the “Manager”), at 1633 Broadway, between West 50th and West 51st Streets, 42nd Floor, New York, New York 10019, on Wednesday, December 19, 2018, at 10:30 A.M Eastern Time.

The Notice of Joint Annual Meeting of Shareholders (the “Notice”), this Proxy Statement and the enclosed proxy cards are first being sent to Shareholders on or about November 9, 2018.

The Meeting is scheduled as a joint meeting of the holders of all shares of the Funds, which consist of holders of common shares of each Fund (the “Common Shareholders”) and holders of preferred shares, which include Auction Rate Preferred Shares (“ARPS”) and, for each Fund other than PNF, Variable Rate Municipal Term Preferred Shares (“VMTPS”), of each Fund (the “Preferred Shareholders” and, together with the Common Shareholders, the “Shareholders”). The Shareholders of each Fund are expected to consider and vote on similar matters. The Shareholders of each Fund will vote on whether to elect the Boards’ nominees for Trustees of the Funds (the “Board Nominees”) (the “Proposal”) and on any other matters that may arise for that Fund. The outcome of voting by the Shareholders of one Fund does not affect the outcome for the other Funds.

The Board of each Fund has fixed the close of business on October 19, 2018 as the record date (the “Record Date”) for the determination of Shareholders of each Fund entitled to notice of, and to vote at, the Meeting. The Shareholders of each Fund on the Record Date will be entitled to one vote per share on each matter to which they are entitled to vote and that is to be voted on by Shareholders of the Fund, and a fractional vote with respect to fractional shares, with no cumulative voting rights in the election of Trustees. The following table sets forth the number of common shares (“Common Shares”) and preferred shares (“Preferred Shares” and, together with the Common Shares, the “Shares”) issued and outstanding of each Fund at the close of business on the Record Date:

	Outstanding Common Shares	Outstanding Preferred Shares
		ARPS	VMTPS
PMF	25,733,849.000	6,668	233
PCQ	18,774,730.000	4,825	293
PNF	7,783,432.000	1,641	None
PML	62,219,731.000	11,931	687
PCK	31,996,958.000	5,147	343
PNI	11,151,142.000	2,320	210
PMX	32,902,645.000	6,188	343
PZC	22,285,050.000	3,915	271

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The classes of Shares listed for each Fund in the table above are the only classes of Shares currently authorized by that Fund.

At the Meeting, the election of one Trustee (the “Preferred Shares Trustee”) of each Fund will be voted on exclusively by the Preferred Shareholders (including holders of ARPS and, for each Fund other than PNF, holders of VMTPS, voting together) of that Fund. Holders of ARPS and VMTPS will be entitled to one vote per share, regardless of the relative liquidation preference of the Preferred Shares. On each other proposal to be brought before the Meeting (including the election of the nominees other than the Preferred Shares Trustee by all Shareholders), the Preferred Shareholders, if any, will have equal voting rights (i.e., one vote per Share) with the applicable Fund’s Common Shareholders and will vote together with Common Shareholders as a single class. In connection with the Boards’ nomination process for the Meeting, all current Trustees voted in favor of the nominations of all Board Nominees standing for re-election.

In addition to the Board Nominees, Dryden Capital, LLC, operating in concert with a hedge fund it manages (“Dryden”), has nominated T. Matthew Buffington, one of Dryden’s founders, as a competing Preferred Shares Trustee nominee for each Fund (the “Dryden Nominee”). Dryden is a Preferred Shareholder that owns less than 1% of each Fund’s ARPS. Dryden first purchased ARPS of each Fund in 2016, and has continued to purchase ARPS of certain of the Funds at a substantial discount to their face value as recently as this year. The current Trustees do not support the Dryden Nominee and urge you to vote in favor of re-electing the incumbent preferred share Board Nominees. The current Trustees have worked well together as a Board and have a strong history of actively supporting the interests of the Funds and all of their shareholders.

The Funds’ Trustees (including the Preferred Share Trustees) have a fiduciary duty to act in the best interests of the Fund, and in carrying out this duty, they must consider the interests of all shareholders, both common and preferred. At each of the Funds’ regular quarterly meetings, PIMCO provides the Trustees with detailed reports regarding the Funds’ use of leverage, financing costs, and available leverage alternatives to the Funds’ ARPS. In considering such alternatives, PIMCO and the Trustees consider PIMCO’s economic and interest rate outlook, the rollover and refinancing risks inherent in alternative forms of leverage, the costs, terms, permanency, asset coverage requirements and covenants, as applicable, associated with the leverage alternatives available in the marketplace and the viability of conducting additional ARPS tender offers at an adequately discounted price. These various factors may vary over time and the decision regarding the best form of financing for a Fund is a Fund-specific decision based on the particular dynamics of the Fund’s financing profile and other market factors.

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In this regard, at PIMCO’s recommendation, each Fund recently offered all holders of ARPS, including Dryden, an opportunity to tender up to 100% of their ARPS at a price of 85% of the ARPS’ liquidation preference (i.e., “face value”) in a tender offer. In considering the interests of all shareholders, the Board determined that this price represented fair value for the ARPS and was in the best interests of the Funds and their shareholders. Although a substantial percentage of ARPS holders participated in the tender offers, Dryden was offered a 100% liquidity alternative for its ARPS and chose not to participate. As a condition of such tender offers, certain of the Funds issued Variable Rate Municipal Term Preferred Shares (“VMTPS”) in amounts equal to the aggregate liquidation preference of the ARPS accepted for purchase in such Fund’s tender offer.

Over the past two years, PIMCO has responded to various questions from Dryden to the extent possible without disclosing material, non-public information. Following this correspondence and after the public announcement of the ARPS tender offers, representatives from PIMCO and certain of the Funds’ preferred share Trustees agreed to hold a meeting with representatives from Dryden to discuss Dryden’s questions regarding the Funds’ use of leverage and available financing alternatives to the ARPS. PIMCO and those Trustees explained their views on the value of the permanency of the ARPS to the Funds as compared to available financing alternatives, and explained the Trustees’ fiduciary duty to consider the best interests of all shareholders (both common and preferred) when considering the Funds’ use of leverage. Accordingly, the Trustees explained that providing liquidity to ARPS holders is only one of many factors the Trustees consider when overseeing the Funds’ use of leverage.

The Trustees and PIMCO will continue to closely monitor the Funds’ leverage and actively consider alternative primary forms of financing that are in the best interests of Funds and their shareholders.

Your current Trustees are experienced and highly qualified fiduciaries who exercise strong fund governance practices. Six of the eight members of the Board of Trustees are not “interested persons” (within the meaning of Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”)) of the Funds or of the Manager. The Trustees have significant current and past related industry experience, and have actively supported the interests of all of the Funds’ shareholders, both common and preferred. The Board includes individuals with substantial professional accomplishments and prior experience in a variety of fields, as further detailed below. In addition, the Board includes a combination of long-tenured and newer members, bringing diverse perspectives to Fund oversight.

The Funds’ Trustees urge that you NOT RETURN any proxy card sent to you by Dryden.

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PMF/PCQ/PNF/PML/PCK/PNI:

The Common and Preferred Shareholders of each Fund, voting together as a single class, have the right to vote on the re-election of Alan Rappaport and John C. Maney, as Trustees of each Fund. The Preferred Shareholders of each Fund, voting as a separate class, have the right to vote on the re-election of Hans W. Kertess (or his proposed replacement by the Dryden Nominee) as a Trustee of each Fund.

PMX/PZC:

The Common and Preferred Shareholders of each Fund, voting together as a single class, have the right to vote on the re-election of Hans W. Kertess and John C. Maney, as Trustees of each Fund. The Preferred Shareholders of each Fund, voting as a separate class, have the right to vote on the re-election of Alan Rappaport (or his proposed replacement by the Dryden Nominee) as a Trustee of each Fund.

Summary

Proposal	Common Shareholders	Preferred Shareholders
Election of Trustees
PMF/PCQ/PNF/PML/PCK/PNI
Re-election of Hans W. Kertess		✓
Independent Trustees/Nominees*
Re-election of Alan Rappaport	✓	✓
Interested Trustees/Nominees
Re-election of John C. Maney**	✓	✓
PMX/PZC
Independent Trustees/Nominees*
Re-election of Hans W. Kertess	✓	✓
Re-election of Alan Rappaport		✓
Interested Trustees/Nominees
Election of John C. Maney**	✓	✓

*	“Independent Trustees” or “Independent Nominees” are those Trustees or nominees who are not “interested persons,” as defined in the 1940 Act, of each Fund.
**	Mr. Maney is an Interested Trustee of each Fund, due to his affiliation with Allianz Asset Management of America L.P. and its affiliates.

You may vote by mail by returning a properly executed proxy card, by internet by going to the website listed on the proxy card, by telephone using the

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toll-free number listed on the proxy card, or in person by attending the Meeting. Shares represented by duly executed and timely delivered proxies will be voted as instructed on the proxy. If you execute and mail the enclosed proxy and no choice is indicated for the election of Trustees listed in the attached Notice, your proxy will be voted in favor of the election of all nominees. At any time before it has been voted, your proxy may be revoked in one of the following ways: (i) by timely delivering a signed, written letter of revocation to the Secretary of the applicable Fund at 1633 Broadway, New York, New York 10019, (ii) by properly executing and timely submitting a later-dated proxy vote, or (iii) by attending the Meeting and voting in person. Please call 1-(866) 406-2288 for information on how to obtain directions to be able to attend the Meeting and vote in person or for information or assistance regarding how to vote by telephone, mail or by internet. If any proposal, other than the Proposal set forth herein, properly comes before the Meeting, the persons named as proxies will vote in their sole discretion.

The principal executive offices of the Funds are located at 1633 Broadway, New York, New York 10019. PIMCO serves as the investment manager of each Fund. Additional information regarding the Manager may be found under “Additional Information — Investment Manager” below.

The solicitation will be primarily by mail and by telephone and the cost of soliciting proxies for each Fund will be borne by PIMCO. Certain officers of the Funds and certain officers and employees of the Manager or its affiliates (none of whom will receive additional compensation therefor) may solicit proxies by telephone, mail, e-mail and personal interviews. In addition, AST Fund Solutions LLC (“AST”) has been engaged to assist in the solicitation of proxies and manage the Funds’ overall proxy campaign. While the fees received by AST will vary based on the level of additional solicitation necessary to achieve quorum and shareholder approval of the current Trustees’ recommendations (and may be increased in connection with the potential Dryden proposal mentioned above), the fees paid to AST are estimated to be between approximately $19,500 and $23,500 per Fund. The actual amount of these expenses will vary depending on a number of factors. Any out-of-pocket expenses incurred in connection with the solicitation will be borne by PIMCO.

Unless a Fund receives contrary instructions, only one copy of this Proxy Statement will be mailed to a given address where two or more Shareholders share that address and also share the same surname. Additional copies of the Proxy Statement will be delivered promptly upon request. Requests may be sent to the Secretary of the Fund c/o Pacific Investment Management Company LLC, 1633 Broadway, New York, New York 10019, or by calling 1-(866) 406-2288 on any business day.

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As of the record date, the Trustees, nominees and the officers of each Fund as a group and individually beneficially owned less than one percent (1%) of each Fund’s outstanding Shares. To the knowledge of the Funds, the following entities beneficially owned more than five percent (5%) of a class of shares of a Fund:

Beneficial Owner	Fund	Percentage of Ownership of Class
UBS AG Bahnhofstrasse 45, PO Box CH-8021 Zurich, Switzerland	PMF	80.99% of Preferred Shares
UBS AG Bahnhofstrasse 45, PO Box CH-8021 Zurich, Switzerland	PCQ	85.37% of Preferred Shares
Wells Fargo & Company 420 Montgomery Street San Francisco, CA 94104	PCQ	5.72% of Preferred Shares
UBS AG Bahnhofstrasse 45, PO Box CH-8021 Zurich, Switzerland	PNF	78.37% of Preferred Shares
Bank of America Corporation 100 North Tryon Street, Charlotte, North Carolina 28255	PNF	15.30% of Preferred Shares
First Trust Portfolios L.P. 120 East Liberty Drive, Suite 400 Wheaton, Illinois 60187	PNF	7.56% of Common Shares
UBS AG Bahnhofstrasse 45, PO Box CH-8021 Zurich, Switzerland	PML	73.61% of Preferred Shares
Wells Fargo & Company 420 Montgomery Street San Francisco, CA 94104	PML	5.44% of Preferred Shares
UBS AG Bahnhofstrasse 45, PO Box CH-8021 Zurich, Switzerland	PCK	68.01% of Preferred Shares
Bank of America Corporation 100 North Tryon Street, Charlotte, North Carolina 28255	PCK	8.60% of Preferred Shares
RiverNorth Capital Management, LLC 325 N. LaSalle Street, Suite 645 Chicago, IL 60654-7030	PCK	10.97% of Preferred Shares

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Beneficial Owner	Fund	Percentage of Ownership of Class
Wells Fargo & Company 420 Montgomery Street San Francisco, CA 94104	PCK	6.25% of Preferred Shares
UBS AG Bahnhofstrasse 45, PO Box CH-8021 Zurich, Switzerland	PNI	78.10% of Preferred Shares
Bank of America Corporation 100 North Tryon Street, Charlotte, North Carolina 28255	PNI	9.33% of Preferred Shares
Wells Fargo & Company 420 Montgomery Street San Francisco, CA 94104	PNI	8.30% of Preferred Shares
UBS AG Bahnhofstrasse 45, PO Box CH-8021 Zurich, Switzerland	PMX	78.44% of Preferred Shares
Wells Fargo & Company 420 Montgomery Street San Francisco, CA 94104	PMX	5.25% of Preferred Shares
First Trust Portfolios L.P. 120 East Liberty Drive, Suite 400 Wheaton, Illinois 60187	PMX	6.51% of Common Shares
UBS AG Bahnhofstrasse 45, PO Box CH-8021 Zurich, Switzerland	PZC	80.00% of Preferred Shares
Wells Fargo & Company 420 Montgomery Street San Francisco, CA 94104	PZC	6.47% of Preferred Shares

PROPOSAL: ELECTION OF TRUSTEES

In accordance with each Fund’s Amended and Restated Agreement and Declaration of Trust (each, a “Declaration”), the Trustees have been divided into the following three classes (each a “Class”): Class I, Class II and Class III. The Nominating Committee and the Board of each applicable Fund recommends that the Shareholders of the applicable Funds re-elect the Board Nominees listed herein as Trustees.

PMF/PCQ/PNF/PML/PCK/PNI. With respect to PMF, PCQ, PNF, PML, PCK and PNI, the term of office of the Class I Trustees will expire at the

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Meeting; the term of office of the Class II Trustees will expire at the annual meeting of Shareholders during the 2019 fiscal year (i.e., the annual meeting held during the fiscal year running from January 1, 2019 through December 31, 2019); and the term of office of the Class III Trustees will expire at the annual meeting of Shareholders held during the 2020 fiscal year (i.e., the annual meeting held during the fiscal year running from January 1, 2020 through December 31, 2020). Currently, Hans W. Kertess, Alan Rappaport and John C. Maney are Class I Trustees. The Nominating Committee of each Fund has recommended to the Board that Messrs. Rappaport and Maney be nominated for re-election by the Common Shareholders and Preferred Shareholders, voting as a single class, as Class I Trustees, and that Mr. Kertess be nominated for re-election by the Preferred Shareholders, voting as a separate class, as a Class I Trustee. In addition, Dryden has nominated T. Matthew Buffington for election by the Preferred Shareholders, voting as a separate class, as a Class I Trustee at the Meeting for the seat currently held by Mr. Kertess. Consistent with each Fund’s Declaration, if re-elected, the nominees shall hold office for terms coinciding with the Classes of Trustees to which they have been designated. Therefore, if re-elected at the Meeting, Messrs. Kertess, Rappaport and Maney will serve terms consistent with the Class I Trustees, which will expire at each Fund’s annual meeting of Shareholders held during the 2021 fiscal year (i.e., the annual meeting held during the fiscal year running from January 1, 2021 through December 31, 2021).

PMX/PZC. With respect to PMX and PZC, the term of office of the Class I Trustees will expire at the Meeting; the term of office of the Class II Trustees will expire at the annual meeting of Shareholders during the 2019 fiscal year (i.e., the annual meeting held during the fiscal year running from January 1, 2019 through December 31, 2019); and the term of office of the Class III Trustees will expire at the annual meeting of Shareholders held during the 2020 fiscal year (i.e., the annual meeting during the fiscal year running from January 1, 2020 through December 31, 2020). Currently, Hans W. Kertess, Alan Rappaport and John C. Maney are Class I Trustees. The Nominating Committee of each Fund has recommended to the Board that Messrs. Kertess and Maney be nominated for re-election by the Common Shareholders and Preferred Shareholders, voting as a single class, as Class I Trustees, and that Mr. Rappaport be nominated for re-election by the Preferred Shareholders, voting as a separate class, as a Class I Trustee. In addition, Dryden has nominated T. Matthew Buffington for election by the Preferred Shareholders, voting as a separate class, as a Class I Trustee at the Meeting for the seat currently held by Mr. Rappaport. Consistent with each Fund’s Declaration, if re-elected, the Board Nominees shall hold office for terms coinciding with the Classes of Trustees to which they have been designated. Therefore, if re-elected at the Meeting, Messrs. Rappaport, Maney and Kertess will serve terms consistent with the Class I Trustees, which will expire at each

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Fund’s annual meeting of Shareholders held during the 2021 fiscal year (i.e., the annual meeting held during the fiscal year running from January 1, 2021 through December 31, 2021).

All current members of the Board of each Fund are (and Messrs. Kertess, Maney, and Rappaport, if re-elected, will remain) “Continuing Trustees,” as such term is defined in the Declaration of the applicable Fund. The Dryden nominee, if elected, would not be a “Continuing Trustee.” In the case of PMF, PCQ and PNF, a “Continuing Trustee” is a Trustee that is not a person or an affiliated person of a person who is entering into or proposing to enter into certain transactions with the applicable Fund, as specified in such Fund’s Declaration, and who has either served as a Trustee for a period of at least twelve months or is a successor to a Continuing Trustee and has been recommended to succeed a Continuing Trustee by a majority of the Continuing Trustees then members of the Board. In the case of PML, PCK, PNI, PMX and PZC, a “Continuing Trustee” is a Trustee that has either served as Trustee since the inception of the Fund or for thirty-six months, or has been nominated by at least a majority of the Continuing Trustees then members of the Board.

Pursuant to each Fund’s Declaration of Trust, certain corporate actions and/or transactions involving the Fund outside of the ordinary course of business (including, among others, mergers, consolidations, significant dispositions of Fund assets, any shareholder proposals as to specific investment decisions and the conversion of a Fund to an open-end fund) would require the approval of 75% of the Funds’ outstanding shares, unless approved by both a majority of the Board of Trustees and 75% of the Continuing Trustees (in which case shareholders have only the voting rights required by the 1940 Act with respect to such transaction or corporate action, if any).

At any annual meeting of Shareholders, any Trustee elected to fill a vacancy that has arisen since the preceding annual meeting of Shareholders (whether or not such vacancy has been filled by election of a new Trustee by the Board) shall hold office for a term that coincides with the term (or any remaining term) of the Class of Trustees to which such office was previously assigned, if such vacancy arose other than by an increase in the number of Trustees, and until his or her successor shall be elected and shall qualify. In the event such vacancy arose due to an increase in the number of Trustees, any Trustee so elected to fill such vacancy at an annual meeting shall hold office for a term which coincides with that of the Class of Trustee to which such office has been apportioned and until his or her successor shall be elected and shall qualify.

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The following table summarizes the Board Nominees who will stand for re-election at the Meeting, the respective Classes of Trustees to which they have been designated and the expiration of their respective terms if re-elected:

Trustee/Nominee	Class	Expiration of Term if Elected/Re-Elected*
PMF/PCQ/PNF/PML/PCK/PNI/PMX/PZC
Hans W. Kertess	Class I	Annual Meeting held during the 2021 fiscal year
Alan Rappaport	Class I	Annual Meeting held during the 2021 fiscal year
John C. Maney**	Class I	Annual Meeting held during the 2021 fiscal year

*

A Trustee elected or re-elected at an annual meeting shall hold office until the annual meeting for the year in which his or her term expires and until his or her successor shall be elected and shall qualify, subject, however, to prior death, resignation, retirement, disqualification or removal from office.

**	Mr. Maney is an Interested Trustee/Nominee.

Under this classified Board structure, generally only those Trustees in a single Class may be replaced in any one year, and it would require a minimum of two years to change a majority of the Board under normal circumstances. This structure, which may be regarded as an “anti-takeover” provision, may make it more difficult for a Fund’s Shareholders to change the majority of Trustees of the Fund and, thus, promotes the continuity of management.

Under each Fund’s Bylaws, the Trustees may increase the size of the Board between shareholder meetings and fill a vacancy created by such increase. In the event that Messrs. Kertess and/or Rappaport are not re-elected by Preferred Shareholders of each Fund, as applicable, the Board of that Fund may increase its size to add one or more non-Preferred Shares Trustee positions, and may determine to appoint Messrs. Kertess and/or Rappaport to fill a vacancy. In such event, any Trustee added to the Board would be subject to election by Shareholders at the annual meeting of Shareholders held during the 2019 fiscal year, regardless of the Class of Trustee to which he or she is assigned.

Unless authority is withheld, it is the intention of the persons named in the enclosed proxy for a Fund to vote each proxy for the persons listed above for that Fund. Each of the Board Nominees has indicated he will serve if elected, but if he should be unable to serve for a Fund, the proxy holders may vote in favor of such substitute nominee as the Board may designate (or, alternatively, the Board may determine to leave a vacancy).

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Trustees and Officers

The business of each Fund is managed under the direction of the Fund’s Board. Subject to the provisions of each Fund’s Declaration, its Bylaws and applicable state law, the Trustees have all powers necessary and convenient to carry out their responsibilities, including the election and removal of the Fund’s officers.

Board Leadership Structure — Currently, and assuming the Board Nominees are elected as proposed, the Board of Trustees of each Fund consists and will continue to consist of eight Trustees, six of whom are Independent Trustees. An Independent Trustee serves as Chairman of the Trustees and is selected by a vote of the majority of the Independent Trustees. The Chairman of the Trustees presides at meetings of the Board and acts as a liaison with service providers, officers, attorneys and other Trustees generally between meetings, and performs such other functions as may be requested by the Board from time to time.

The Board of each Fund meets regularly four times each year to discuss and consider matters concerning the Funds, and also holds special meetings to address matters arising between regular meetings. The Independent Trustees regularly meet outside the presence of management and are advised by independent legal counsel. Regular meetings generally take place in-person; other meetings may take place in-person or by telephone.

The Board has established six standing Committees to facilitate oversight of the management of the Funds: the Audit Oversight Committee, the Nominating Committee, the Valuation Oversight Committee, the Compensation Committee, the Contracts Committee and the Performance Committee. The functions and role of each Committee are described below under “Board Committees and Meetings.” The membership of each Committee consists of all of the Independent Trustees, which the Board believes allows them to participate in the full range of the Board’s oversight duties. In addition, the Performance Committee consists of all the Trustees.

The Board reviews its leadership structure periodically and has determined that this leadership structure, including an Independent Chairman, a supermajority of Independent Trustees and Committee membership limited to Independent Trustees (with the exception of the Performance Committee), is appropriate in light of the characteristics and circumstances of each Fund. In reaching this conclusion, the Board considered, among other things, the predominant role of the Manager in the day-to-day management of Fund affairs, the extent to which the work of the Board is conducted through the Committees,

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the number of portfolios overseen by the Board that are advised by the Manager or have an investment adviser that is an affiliated person of the Manager (the “Fund Complex”), the variety of asset classes those portfolios include, the assets of each Fund and other portfolios overseen by the Board in the Fund Complex and the management and other service arrangements of each Fund and such other portfolios. The Board also believes that its structure, including the presence of two Trustees who are executives with the Manager or Manager-affiliated entities, facilitates an efficient flow of information concerning the management of each Fund to the Independent Trustees.

Risk Oversight — Each of the Funds has retained the Manager to provide investment advisory services and administrative services. Accordingly, the Manager is immediately responsible for the management of risks that may arise from Fund investments and operations. Some employees of the Manager serve as the Funds’ officers, including the Funds’ principal executive officer and principal financial and accounting officer, chief compliance officer and chief legal officer. The Manager and the Funds’ other service providers have adopted policies, processes, and procedures to identify, assess and manage different types of risks associated with each Fund’s activities. The Board oversees the performance of these functions by the Manager and the Funds’ other service providers, both directly and through the Committee structure it has established. The Board receives from the Manager a wide range of reports, both on a regular and as-needed basis, relating to the Funds’ activities and to the actual and potential risks of the Funds. These include reports on investment and market risks, custody and valuation of Fund assets, compliance with applicable laws, and the Funds’ financial accounting and reporting. In addition, the Board meets periodically with the individual portfolio managers of the Funds or their delegates to receive reports regarding the portfolio management of the Funds and their performance, including their investment risks. In the course of these meetings and discussions with the Manager, the Board has emphasized the importance of maintaining vigorous risk-management programs and procedures.

In addition, the Board has appointed a Chief Compliance Officer (“CCO”). The CCO oversees the development of compliance policies and procedures that are reasonably designed to minimize the risk of violations of the federal securities laws (“Compliance Policies”). The CCO reports directly to the Independent Trustees, interacts with individuals within the Manager’s organization and provides presentations to the Board at its quarterly meetings and an annual report on the application of the Compliance Policies. The Board periodically discusses relevant risks affecting the Funds with the CCO at these meetings. The Board has approved the Compliance Policies and reviews the CCO’s reports. Further, the Board annually reviews the sufficiency of the Compliance Policies, as well as the appointment and compensation of the CCO.

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The Board recognizes that the reports it receives concerning risk management matters are, by their nature, typically summaries of the relevant information. Moreover, the Board recognizes that not all risks that may affect the Funds can be identified in advance; that it may not be practical or cost-effective to eliminate or mitigate certain risks; that it may be necessary to bear certain risks (such as investment-related risks) in seeking to achieve the Funds’ investment objectives; and that the processes, procedures and controls employed to address certain risks may be limited in their effectiveness.

Information Regarding Trustees and Board Nominees.

The following table provides information concerning the Trustees/Board Nominees of the Funds.

Name, Address, Year of Birth and Class*	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee/ Nominee	Other Directorships Held by Trustee/ Nominee During the Past 5 Years
Independent Trustees/Nominees
Hans W. Kertess 1939 PMF/PCQ/PNF/PML/PCK/PNI/PMX/PZC- Class I	Chairman of the Board, Trustee, Nominee	PMF/PCQ/ PNF- Since 2001 PML/PCK/ PNI- Since 2002 PMX/ PZC- Since 2003	President, H. Kertess & Co., a financial advisory company; and Senior Adviser (formerly Managing Director), Royal Bank of Canada Capital Markets (since 2004).	92	None

14

Name, Address, Year of Birth and Class*	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee/ Nominee	Other Directorships Held by Trustee/ Nominee During the Past 5 Years
Deborah A. DeCotis 1952 PMF/PCQ/PNF/PML/PCK/PNI Class II PMX/PZC Class III	Trustee	PMF/PCQ/ PNF/PML/ PCK/PNI/ PMX/ PZC- Since 2011	Advisory Director, Morgan Stanley & Co., Inc. (since 1996); Member, Circle Financial Group (since 2009); and Member, Council on Foreign Relations (since 2013); Trustee, Smith College (since 2017); and Director, Watford Re (since 2017). Formerly, Co-Chair Special Projects Committee, Memorial Sloan Kettering (2005-2015); Trustee, Stanford University (2010-2015); Principal, LaLoop LLC, a retail accessories company (1999-2014); Director, Helena Rubenstein Foundation (1997-2010); and Director, Armor Holdings (2002-2010).	92	None

15

Name, Address, Year of Birth and Class*	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee/ Nominee	Other Directorships Held by Trustee/ Nominee During the Past 5 Years
Bradford K. Gallagher 1944 PMF/PCQ/PNF/PML/PCK/PNI Class III PMX/PZC Class II	Trustee	Since 2010	Retired. Founder, Spyglass Investments LLC, a private investment vehicle (since 2001). Formerly, Chairman and Trustee, The Common Fund (2005-2014); Partner, New Technology Ventures Capital Management LLC, a venture capital fund (2011-2013); Chairman and Trustee, Atlantic Maritime Heritage Foundation (2007-2012); and Founder, President and CEO, Cypress Holding Company and Cypress Tree Investment Management Company (1995-2001).	92	Formerly, Chairman and Trustee of Grail Advisors ETF Trust (2009-2010) and Trustee of Nicholas-Applegate Institutional Funds (2007-2010).

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Name, Address, Year of Birth and Class*	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee/ Nominee	Other Directorships Held by Trustee/ Nominee During the Past 5 Years
James A. Jacobson 1945 PMF/PCQ/PNF/PML/PCK/PNI/PMX/PZC- Class II	Trustee	Since 2009	Retired. Trustee (since 2002) and Chairman of Investment Committee (since 2007), Ronald McDonald House of New York; and Trustee, New Jersey City University (since 2014). Formerly, Vice Chairman and Managing Director, Spear, Leeds & Kellogg Specialists, LLC, a specialist firm on the New York Stock Exchange (2003-2008).	92	Formerly, Trustee, Alpine Mutual Funds Complex consisting of 18 funds.

William B. Ogden, IV 1945 PMF/PCQ/PNF/PML/PCK/PNI/PMX/PZC- Class III	Trustee	Since 2006	Retired. Formerly, Asset Management Industry Consultant; and Managing Director, Investment Banking Division of Citigroup Global Markets Inc.	92	None

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Name, Address, Year of Birth and Class*	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee/ Nominee	Other Directorships Held by Trustee/ Nominee During the Past 5 Years
Alan Rappaport 1953 PMF/PCQ/PNF/PML/PCK/PNI/PMX/PZC- Class I	Trustee, Nominee	Since 2010	Advisory Director (formerly Vice Chairman), Roundtable Investment Partners (since 2009); Adjunct Professor, New York University Stern School of Business (since 2011); Lecturer, Stanford University Graduate School of Business (since 2013); and Director, Victory Capital Holdings, Inc., an asset management firm (since 2013). Formerly, Member of Board of Overseers, NYU Langone Medical Center (2015-2016). Formerly, Trustee, American Museum of Natural History (2005-2015); Trustee, NYU Langone Medical Center (2007-2015); Vice Chairman (formerly Chairman and President), U.S. Trust (formerly Private Bank of Bank of America, the predecessor entity of U.S. Trust) (2001-2008).	92	None

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Name, Address, Year of Birth and Class*	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee/ Nominee	Other Directorships Held by Trustee/ Nominee During the Past 5 Years
Interested Trustees
Craig A. Dawson** 1968 111 Baker Street, London, WIO 3AH GBR PMF/PCQ/PNF /PML/PCK/PNI/PMX/PZC- Class III	Trustee	Since 2014	Managing Director and Head of PIMCO Europe, Middle East and Africa (since 2016). Director of a number of PIMCO’s European investment vehicles and affiliates (since 2008). Formerly, Head of Strategic Business Management, PIMCO (2014-2016), head of PIMCO’s Munich office and head of European product management for PIMCO.	27	None

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Name, Address, Year of Birth and Class*	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee/ Nominee	Other Directorships Held by Trustee/ Nominee During the Past 5 Years
John C. Maney*** 1959 650 Newport Center Drive, Newport Beach, CA 92660 PMF/PCQ/PNF /PML/PCK/PNI/PMX/PZC- Class I	Trustee, Nominee	Since 2006	Managing Director of Allianz Asset Management of America L.P. (since January 2005) and a member of the Management Board and Chief Operating Officer of Allianz Asset Management of America L.P. (since November 2006) and a Non-Executive Director and a member of the Compensation Committee of PIMCO Europe Ltd (since December 2017). Formerly, Member of the Management Board of Allianz Global Investors Fund Management LLC (2007-2014) and Managing Director of Allianz Global Investors Fund Management LLC (2011-2014).	27	None

*	Unless otherwise indicated, the business address of the persons listed above is c/o Pacific Investment Management Company LLC, 1633 Broadway, New York, New York 10019.

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**	Mr. Dawson is an Interested Trustee of each Fund due to his affiliation with PIMCO and its affiliates.
***	Mr. Maney is an Interested Trustee of each Fund due to his affiliation with Allianz Asset Management of America L.P. and its affiliates.

The following table states the dollar range of equity securities beneficially owned as of the Record Date by each Trustee and Board Nominee of each Fund and, on an aggregate basis, of any registered investment companies overseen by the Trustees in the “family of investment companies,” including the Funds.

Name of Trustee/ Board Nominee	Dollar Range of Equity Securities in the Funds*	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee/ Board Nominee in the Family of Investment Companies*
Independent Trustees/Board Nominees
Hans W. Kertess	None	Over $100,000
Deborah A. DeCotis	None	Over $100,000
Bradford K. Gallagher	None	Over $100,000
James A. Jacobson	None	Over $100,000
William B. Ogden, IV	$50,000 - $100,000 (PMF) $50,000 - $100,000 (PML)	Over $100,000
Alan Rappaport	$10,001 - $ 50,000 (PML)	Over $100,000

Interested Trustees/Board Nominees
John C. Maney	None	Over $100,000
Craig A. Dawson	None	Over $100,000

*	Securities are valued as of the Record Date.

To the knowledge of the Funds, as of the Record Date, Trustees and Board Nominees who are Independent Trustees or Independent nominees and their immediate family members did not own securities of an investment adviser or principal underwriter of the Funds or a person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with an investment adviser or principal underwriter of the Funds.

Mr. Ogden owns a less than 1% limited liability company interest in PIMCO Global Credit Opportunity Onshore Fund LLC, a PIMCO-sponsored private investment vehicle.

Compensation. Each of the Independent Trustees also serves as a trustee of PCM Fund, Inc., PIMCO Corporate & Income Strategy Fund, PIMCO

21

Corporate & Income Opportunity Fund, PIMCO Income Opportunity Fund, PIMCO Dynamic Credit and Mortgage Income Fund, PIMCO Dynamic Income Fund, PIMCO Income Strategy Fund, PIMCO Income Strategy Fund II, PIMCO High Income Fund, PIMCO New York Municipal Fund III, PIMCO Strategic Income Fund, Inc. and PIMCO Global StocksPLUS® & Income Fund, each a closed-end fund for which the Manager serves as investment manager (together with the Funds, the “PIMCO Closed-End Funds”), as well as PIMCO Flexible Credit Income Fund and PIMCO Flexible Municipal Income Fund, each a closed end management investment company that is operated as an “interval fund” for which the Manager serves as investment manager (the “PIMCO Interval Funds”), and PIMCO Managed Accounts Trust (“PMAT”), an open-end management investment company with multiple series for which the Manager serves as investment adviser and administrator (together with the PIMCO Closed-End Funds and the PIMCO Interval Funds, the “PIMCO-Managed Funds”).

In addition, each of the Independent Trustees also serves as a trustee of AllianzGI Diversified Income & Convertible Fund, AllianzGI Convertible & Income Fund, AllianzGI Convertible & Income Fund II, AllianzGI NFJ Dividend, Interest & Premium Strategy Fund, AllianzGI Equity & Convertible Income Fund, AllianzGI Convertible & Income 2024 Target Term Fund, Allianz Funds, Allianz Funds Multi-Strategy Trust, AllianzGI Institutional Multi-Series Trust and Premier Multi-Series VIT (together, the “Allianz-Managed Funds”), for which Allianz Global Investors U.S. LLC (“AllianzGI U.S.”), an affiliate of PIMCO, serves as investment manager. The Independent Trustees receive separate compensation from the Allianz-Managed Funds in addition to amounts received for service on the Boards of the PIMCO-Managed Funds.

As indicated below, certain of the officers of the Funds are affiliated with the Manager.

Each of the PIMCO-Managed Funds holds joint meetings of their Boards of Trustees whenever possible. Each Independent Trustee currently receives annual compensation of $225,000 for his or her service on the Boards of the PIMCO-Managed Funds, payable quarterly. The Independent Chairman of the Boards receives an additional $75,000 per year, payable quarterly. The Audit Oversight Committee Chairman receives an additional $50,000 annually, payable quarterly. Trustees are also reimbursed for meeting-related expenses.

Each Trustee’s compensation for his or her service as a Trustee on the Boards of the PIMCO-Managed Funds and other costs in connection with joint meetings of such Funds are allocated among the PIMCO-Managed Funds, as applicable, on the basis of fixed percentages as among PMAT, the PIMCO Closed-End Funds and the PIMCO Interval Funds. Trustee compensation and

22

other costs are then further allocated pro rata among the individual funds within each grouping based on each such fund’s relative net assets.

The Funds have no employees. The Funds’ officers, Mr. Dawson and Mr. Maney are compensated by the Manager or its affiliates, as applicable.

The Trustees do not currently receive any pension or retirement benefits from the Funds or the Fund Complex.

The following table provides information concerning the compensation paid to the Trustees and Board Nominees for the fiscal year ended December 31, 2017. For the calendar year ended December 31, 2017, the Trustees received the compensation set forth in the table below for serving as Trustees of the Funds and other funds in the same Fund Complex as the Funds. Each officer and each Trustee who is a director, officer, partner, member or employee of the Manager, or of any entity controlling, controlled by or under common control with the Manager, including any Interested Trustee, serves without any compensation from the Funds.

Compensation Table

Name of Trustee/ Board Nominees	Aggregate Compensation from PMF for the Fiscal Year Ended December 31, 2017	Aggregate Compensation from PCQ for the Fiscal Year Ended December 31, 2017	Aggregate Compensation from PNF for the Fiscal Year Ended December 31, 2017	Aggregate Compensation from PML for the Fiscal Year Ended December 31, 2017	Aggregate Compensation from PCK for the Fiscal Year Ended December 31, 2017
Independent Trustee/Nominee
Hans W. Kertess	$10,595.00	$8,486.51	$2,868.91	$22,808.62	$8,970.97
Bradford K. Gallagher	$7,946.26	$6,364.87	$2,151.69	$17,106.45	$6,728.23
James A. Jacobson	$9,712.08	$7,779.30	$2,629.85	$20,907.91	$8,223.40
William B. Ogden, IV	$7,946.26	$6,364.87	$2,151.69	$17,106.45	$6,728.23
Alan Rappaport	$7,946.26	$6,364.87	$2,151.69	$17,106.45	$6,728.23
Deborah A. DeCotis	$7,946.26	$6,364.87	$2,151.69	$17,106.43	$6,728.23
Interested Trustee/Board Nominee
John C. Maney	$0	$0	$0	$0	$0
Craig A. Dawson**	$0	$0	$0	$0	$0

Name of Trustee/ Board Nominees	Aggregate Compensation from PNI for the Fiscal Year Ended December 31, 2017	Aggregate Compensation from PMX for the Fiscal Year Ended December 31, 2017	Aggregate Compensation from PZC for the Fiscal Year Ended December 31, 2017	Total Compensation from the Funds and Fund Complex Paid to Trustees/Nominees for the Calendar Year Ended December 31, 2017*
Independent Trustee/Board Nominee
Hans W. Kertess	$4,143.77	$11,237.02	$7,041.91	$535,000
Bradford K. Gallagher	$3,107.84	$8,427.76	$5,281.43	$460,000
James A. Jacobson	$3,798.48	$10,300.59	$6,455.07	$535,000

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Name of Trustee/ Board Nominees	Aggregate Compensation from PNI for the Fiscal Year Ended December 31, 2017	Aggregate Compensation from PMX for the Fiscal Year Ended December 31, 2017	Aggregate Compensation from PZC for the Fiscal Year Ended December 31, 2017	Total Compensation from the Funds and Fund Complex Paid to Trustees/Nominees for the Calendar Year Ended December 31, 2017*
William B. Ogden, IV	$3,107.84	$8,427.76	$5,281.43	$465,000
Alan Rappaport	$3,107.84	$8,427.76	$5,281.43	$470,00
Deborah A. DeCotis	$3,107.84	$8,427.76	$5,281.43	$470,000
Interested Trustee/Nominee
John C. Maney**	$0	$0	$0	$0
Craig A. Dawson**	$0	$0	$0	$0

*

In addition to the PIMCO-Managed Funds, which are advised by the Manager, during each Fund’s most recently completed calendar year, all of the Trustees (other than Messrs. Dawson and Maney) served as trustees of the Allianz-Managed Funds, which are managed by AllianzGI U.S., an affiliate of PIMCO. The Allianz-Managed Funds and the PIMCO-Managed Funds are considered to be in the same “Fund Complex.” Ms. DeCotis and Messrs. Kertess, Gallagher, Jacobson, Ogden and Rappaport currently serve as trustee or director of 92 funds in the Fund Complex. Mr. Maney and Mr. Dawson currently serve as trustee or director of 27 funds in the Fund Complex. For the calendar year ended December 31, 2017, amounts received by the Trustees from PIMCO-Managed Funds were: for Mr. Kertess, $300,000; for Mr. Jacobson, $275,000; for each of Messrs. Gallagher, Ogden, and Rappaport and Ms. DeCotis, $225,000. These amounts are included in the Fund Complex totals in the table above

**	Neither Mr. Dawson nor Mr. Maney receives compensation from the Funds.

Trustee Qualifications — The Board has determined that each current Trustee and Board Nominee is qualified to serve as a Trustee based on several factors (none of which alone is decisive). Each current Trustee and Board Nominee has served as a Trustee for several years. Accordingly, each current Trustee and Board Nominee is knowledgeable about the Funds’ business and service provider arrangements and has also served for several years as trustee or director to a number of other investment companies advised by the Manager and/or its affiliates. Among the factors the Board considered when concluding that an individual is qualified to serve on the Board were the following: (i) the individual’s business and professional experience and accomplishments; (ii) the individual’s ability to work effectively with other members of the Board; (iii) the individual’s prior experience, if any, serving on the boards of public companies (including, where relevant, other investment companies) and other complex enterprises and organizations; and (iv) how the individual’s skills, experiences and attributes would contribute to an appropriate mix of relevant skills and experience on the Board.

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In respect of each current Trustee and/or Board Nominee, the individual’s substantial professional accomplishments and prior experience, including, in some cases, in fields related to the operations of the Funds, were a significant factor in the determination by the Board that the individual is qualified to serve as a Trustee of the Funds. The following is a summary of various qualifications, experiences and skills of each Trustee (in addition to business experience during the past five years set forth in the table above) that contributed to the Board’s conclusion that an individual is qualified to serve on the Board. References to qualifications, experiences and skills are not intended to hold out the Board or individual Trustees as having any special expertise or experience, and shall not impose any greater responsibility or liability on any such person or on the Board by reason thereof.

Hans W. Kertess — Mr. Kertess has substantial executive experience in the investment management industry. He is the president of a financial advisory company, H. Kertess & Co. and a Senior Adviser of Royal Bank of Canada Capital Markets, and formerly served as a Managing Director of Royal Bank of Canada Capital Markets. He has significant expertise in the investment banking industry.

Craig A. Dawson — Mr. Dawson has substantial executive experience in the investment management industry. Mr. Dawson is a Managing Director and Head of PIMCO Europe, Middle East and Africa. In that role he is in charge of guiding PIMCO’s business initiatives in Europe, the Middle East and Africa. Prior to taking on this position, Mr. Dawson was PIMCO’s Head of Strategic Business Management. Mr. Dawson also serves as a Director of a number of PIMCO’s European investment vehicles and affiliates. Because of his familiarity with PIMCO and its affiliates, Mr. Dawson serves as an important information resource for the Independent Trustees and as a facilitator of communication with PIMCO.

Deborah A. DeCotis — Ms. DeCotis has substantial senior executive experience in the investment banking industry, having served as a Managing Director for Morgan Stanley. She has extensive board experience and experience in oversight of investment management functions through her experience as a former Director of the Helena Rubenstein Foundation, Stanford Graduate School of Business and Armor Holdings.

Bradford K. Gallagher — Mr. Gallagher has substantial executive and board experience in the financial services and investment management industries. He has served as director to several other investment companies. Having served on the Operating Committee of Fidelity Investments and as a Managing Director and President of Fidelity Investments Institutional Services

25

Company, he provides the Funds with significant asset management industry expertise. He also brings significant securities industry experience, having served as a developer and founder of several enterprises and private investment vehicles.

James A. Jacobson — Mr. Jacobson has substantial executive and board experience in the financial services industry. He served for more than 15 years as a senior executive at a New York Stock Exchange (the “NYSE”) specialist firm. He has also served on the NYSE Board of Directors, including terms as Vice Chair. As such, he provides significant expertise on matters relating to portfolio brokerage and trade execution. He also provides the Funds with significant financial expertise, serves as the Audit Oversight Committee’s Chair and has been determined by the Board to be an “audit committee financial expert.”

John C. Maney — Mr. Maney has substantial executive and board experience in the investment management industry. He has served in a variety of senior-level positions with investment advisory firms affiliated with the Manager. Because of his familiarity with the Manager and affiliated entities, he serves as an important information resource for the Independent Trustees and as a facilitator of communication with Allianz Asset Management of America L.P., PIMCO’s U.S. parent company.

William B. Ogden, IV — Mr. Ogden has substantial senior executive experience in the investment banking industry. He served as Managing Director at Citigroup, where he established and led the firm’s efforts to raise capital for, and provide mergers and acquisition advisory services to, asset managers and investment advisers. He also has significant expertise with fund products through his senior-level responsibility for originating and underwriting a broad variety of such products.

Alan Rappaport — Mr. Rappaport has substantial senior executive experience in the financial services industry. He formerly served as Chairman and President of the Private Bank of Bank of America and as Vice Chairman of U.S. Trust. He is currently an Advisory Director of an investment firm.

Board Committees and Meetings.

Audit Oversight Committee. The Board of each Fund has established an Audit Oversight Committee in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Each Fund’s Audit Oversight Committee currently consists of Messrs. Gallagher, Jacobson, Kertess, Ogden, Rappaport and Ms. DeCotis, each of whom is an Independent Trustee. Mr. Jacobson is the current Chair of each Fund’s Audit

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Oversight Committee. Each Fund’s Audit Oversight Committee provides oversight with respect to the internal and external accounting and auditing procedures of each Fund and, among other things, determines the selection of the independent registered public accounting firm for each Fund and considers the scope of the audit, approves all audit and permitted non-audit services proposed to be performed by those auditors on behalf of each Fund, and approves non-audit services to be performed by the auditors for certain affiliates, including the Manager and entities in a control relationship with the Manager that provide services to each Fund where the engagement relates directly to the operations and financial reporting of the Fund. The Committee considers the possible effect of those services on the independence of the Funds’ independent registered public accounting firm. Each member of each Fund’s Audit Oversight Committee is “independent,” as independence for audit committee members is defined in the currently applicable listing standards of the NYSE, on which the Common Shares of each Fund are listed.

The Board of each Fund has adopted a written charter for its Audit Oversight Committee. A copy of the written charter for each Fund, as amended through February 24, 2017, is attached to this Proxy Statement as Exhibit A. A report of the Audit Oversight Committee of each Fund, dated February 26, 2018, is attached to this Proxy Statement as Exhibit C.

Nominating Committee. The Board of each Fund has established a Nominating Committee composed solely of Independent Trustees, currently consisting of Messrs. Gallagher, Jacobson, Kertess, Ogden, Rappaport and Ms. DeCotis. The Nominating Committee is responsible for reviewing and recommending qualified candidates to the Board in the event that a position is vacated or created or when Trustees are to be re-elected. The Nominating Committee of each Fund has adopted a charter, which is attached to this Proxy Statement as Exhibit B.

Each member of each Fund’s Nominating Committee is “independent,” as independence for nominating committee members is defined in the currently applicable listing standards of the NYSE, on which the Common Shares of each Fund are listed.

Qualifications, Evaluation and Identification of Trustees/Board Nominees. The Nominating Committee of each Fund requires that Trustee candidates have a college degree or equivalent business experience. When evaluating candidates, each Fund’s Nominating Committee may take into account a wide variety of factors including, but not limited to: (i) availability and commitment of a candidate to attend meetings and perform his or her responsibilities on the Board, (ii) relevant industry and related experience,

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(iii) educational background, (iv) ability, judgment and expertise and (v) overall diversity of the Board’s composition. The process of identifying nominees involves the consideration of candidates recommended by one or more of the following sources: (i) the Fund’s current Trustees, (ii) the Fund’s officers, (iii) the Fund’s investment adviser, (iv) shareholders of the Fund, and (v) any other source the Committee deems to be appropriate. The Nominating Committee of each Fund may, but is not required to, retain a third party search firm at a Fund’s expense to identify potential candidates.

Consideration of Candidates Recommended by Shareholders. The Nominating Committee of each Fund will review and consider nominees recommended by Shareholders to serve as Trustees, provided that the recommending Shareholder follows the “Procedures for Shareholders to Submit Nominee Candidates for the PIMCO Sponsored Closed-End Funds,” which are set forth as Appendix B to the Funds’ Nominating Committee Charter, attached to this Proxy Statement as Exhibit B. Among other requirements, these procedures provide that the recommending Shareholder must submit any recommendation in writing to the Fund, to the attention of the Fund’s Secretary, at the address of the principal executive offices of the Fund and that such submission must be received at such offices not less than 45 days nor more than 75 days prior to the date of the Board or shareholder meeting at which the nominee would be elected. Any recommendation must include certain biographical and other information regarding the candidate and the recommending Shareholder, and must include a written and signed consent of the candidate to be named as a nominee and to serve as a Trustee if elected. The foregoing description of the requirements is only a summary. Please refer to Appendix B to the Nominating Committee Charter for each Fund, which is attached to this Proxy Statement as Exhibit B for details.

The Nominating Committee has full discretion to reject nominees recommended by Shareholders, and there is no assurance that any such person properly recommended and considered by the Committee will be nominated for election to the Board of each Fund.

Diversity. The Nominating Committee takes diversity of a particular nominee and overall diversity of the Board into account when considering and evaluating nominees for Trustee. While the Committee has not adopted a particular definition of diversity, when considering a nominee’s and the Board’s diversity, the Committee generally considers the manner in which each nominee’s professional experience, education, expertise in matters that are relevant to the oversight of the Funds (e.g., investment management, distribution, accounting, trading, compliance, legal), general leadership experience, and life experience are complementary and, as a whole, contribute to the ability of the Board to oversee the Funds.

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Valuation Oversight Committee. The Board of each Fund has established a Valuation Oversight Committee currently consisting of Messrs. Gallagher, Jacobson, Kertess, Ogden and Rappaport and Ms. DeCotis. Mr. Ogden is the Chair of each Fund’s Valuation Oversight Committee. The Valuation Oversight Committee has been delegated responsibility by the Board for overseeing determination of the fair value of each Fund’s portfolio securities and other assets on behalf of the Board in accordance with the Funds’ valuation procedures. The Valuation Oversight Committee of each Fund reviews and approves procedures for the fair valuation of the Fund’s portfolio securities and periodically reviews information from the Manager regarding fair value determinations made pursuant to Board-approved procedures, and makes related recommendations to the full Board and assists the full Board in resolving particular fair valuation and other valuation matters. In certain circumstances as specified in the Funds’ valuation policies, the Valuation Oversight Committee may also determine the fair value of portfolio holdings after consideration of all relevant factors, which determinations shall be reported to the full Board.

Compensation Committee. The Board of each Fund has established a Compensation Committee currently consisting of Messrs. Gallagher, Jacobson, Kertess, Ogden, Rappaport and Ms. DeCotis. The Compensation Committee meets as the Board deems necessary to review and make recommendations regarding compensation payable to the Trustees of the Fund who are not directors, officers, partners or employees of the Manager or any entity controlling, controlled by or under common control with the Manager.

Contracts Committee. The Board of each Fund has established a Contracts Committee currently consisting of Messrs. Gallagher, Jacobson, Kertess, Ogden, Rappaport and Ms. DeCotis. Ms. DeCotis is the Chair of each Fund’s Contracts Committee. The Contracts Committee meets as the Board deems necessary to review the performance of, and the reasonableness of the fees paid to, as applicable, the Funds’ investment adviser(s) and any sub-adviser(s), administrators(s) and principal underwriters(s) and to make recommendations to the Board regarding the approval and continuance of each Fund’s contractual arrangements for investment advisory, sub-advisory, administrative and distribution services, as applicable.

Performance Committee. The Board has established a Performance Committee, which consists of Messrs. Gallagher, Jacobson, Kertess, Ogden, Rappaport, Maney and Dawson and Ms. DeCotis. Mr. Rappaport is the Chair of the Performance Committee. The Performance Committee’s responsibilities include reviewing the performance of the Funds and any changes in investment philosophy, approach and personnel of the Funds’ Manager. The Performance Committee was established on March 23, 2017 to handle these responsibilities that have been performed to date by the full Board and held its initial meeting in September 2017.

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Meetings. With respect to each Fund, during the fiscal year ended December 31, 2017, the Board of Trustees held four regular meetings and two special meetings. The Audit Oversight Committee met in separate session six times, the Nominating Committee met in separate session one time, the Valuation Oversight Committee met in separate session four times, the Compensation Committee met in separate session one time and the Contracts Committee met in separate session three times. The Performance Committee met in separate session two times during the fiscal year ended December 31, 2017. Each Trustee attended in person or via teleconference at least 75% of the regular meetings of the Board and meetings of the committees on which such Trustee served for each Fund that were held during the fiscal year ended December 31, 2017.

The Trustees generally do not attend the annual shareholder meetings.

Shareholder Communications with the Board of Trustees. The Board of Trustees of each Fund has adopted procedures by which Shareholders may send communications to the Board. Shareholders may mail written communications to the Board to the attention of the Board of Trustees, [name of Fund], c/o Joshua D. Ratner, Vice President, Secretary and Chief Legal Officer (“CLO”), Pacific Investment Management Company LLC, 1633 Broadway, New York, New York 10019. Shareholder communications must (i) be in writing and be signed by the Shareholder and (ii) identify the class and number of Shares held by the Shareholder. The CLO of each Fund or his designee is responsible for reviewing properly submitted shareholder communications. The CLO shall either (i) provide a copy of each properly submitted shareholder communication to the Board at its next regularly scheduled Board meeting or (ii) if the CLO determines that the communication requires more immediate attention, forward the communication to the Trustees promptly after receipt. The CLO may, in good faith, determine that a shareholder communication should not be provided to the Board because it does not reasonably relate to a Fund or its operations, management, activities, policies, service providers, Board, officers, shareholders or other matters relating to an investment in a Fund or is otherwise routine or ministerial in nature. These procedures do not apply to (i) any communication from an officer or Trustee of a Fund, (ii) any communication from an employee or agent of a Fund, unless such communication is made solely in such employee’s or agent’s capacity as a shareholder, or (iii) any shareholder proposal submitted pursuant to Rule 14a-8 under the Exchange Act or any communication made in connection with such a proposal. A Fund’s Trustees are not required to attend the Fund’s annual shareholder meetings or to otherwise make themselves available to shareholders for communications, other than by the aforementioned procedures.

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Section 16(a) Beneficial Ownership Reporting Compliance. Each Fund’s Trustees and certain officers, investment adviser, certain affiliated persons of the investment adviser and persons who beneficially own more than 10% of any class of outstanding securities of a Fund (i.e., a Fund’s Common Shares or Preferred Shares) are required to file forms reporting their affiliation with the Fund and reports of ownership and changes in ownership of the Fund’s securities with the Securities and Exchange Commission (the “SEC”) and the NYSE. These persons and entities are required by SEC regulation to furnish each Fund with copies of all such forms they file. Based solely on a review of these forms furnished to each Fund during the most recently concluded fiscal year, each Fund believes that each of the Trustees and officers, investment adviser and relevant affiliated persons of the investment adviser and the persons who beneficially own more than 10% of any class of outstanding securities of the Fund has complied with all applicable filing requirements during each Fund’s respective fiscal year.

Required Vote. The re-election of Messrs. Rappaport and Maney to the Board of PMF, PCQ, PNF, PML, PCK and PNI will require the affirmative vote of a plurality of the votes of the Common Shareholders and Preferred Shareholders (voting together as a single class) of the relevant Fund cast in the election of Trustees at the Meeting, in person or by proxy. The re-election of Mr. Kertess or the election of the Dryden Nominee to the Board of PMF, PCQ, PNF, PML, PCK and PNI will require the affirmative vote of a plurality of the votes of the Preferred Shareholders (voting as a separate class) of the relevant Fund cast in the election of Preferred Shares Trustees at the Meeting, in person or by proxy. The re-election of Messrs. Kertess and Maney to the Board of PMX and PZC will require the affirmative vote of a plurality of the votes of the Common Shareholders and Preferred Shareholders (voting together as a single class) of the relevant Fund cast in the election of Trustees at the Meeting, in person or by proxy. The re-election of Mr. Rappaport or the election of the Dryden Nominee to the Board of PMF, PCQ, PNF, PML, PCK and PNI will require the affirmative vote of a plurality of the votes of the Preferred Shareholders (voting as a separate class) of the relevant Fund cast in the election of Preferred Shares Trustees at the Meeting, in person or by proxy. The requirement for “the affirmative vote of a plurality of the votes… cast” means, assuming that a quorum is present, that the nominee who receives the largest number of votes of the applicable Shares cast in person or by proxy at the Meeting (even if he or she receives less than a majority) will be elected or re-elected, as applicable, as a Trustee.

THE BOARD OF TRUSTEES OF EACH FUND UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR THIS PROPOSAL AND THE BOARD NOMINEES FOR EACH FUND.

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ADDITIONAL INFORMATION

Executive and Other Officers of the Funds. The table below provides certain information concerning the executive officers of the Funds and certain other officers who perform similar duties. Officers of the Funds hold office at the pleasure of the relevant Board and until their successors are chosen and qualified, or in each case until he or she sooner dies, resigns, is removed with or without cause or becomes disqualified. Officers and employees of the Funds who are principals, officers, members or employees of the Manager are not compensated by the Funds.

Name, Address and Year of Birth	Position(s) Held with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years
Peter G. Strelow[1] 1970	President	Since 2014	Managing Director and Co-Chief Operating Officer, PIMCO. President, PIMCO-Managed Funds, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, Chief Administrative Officer, PIMCO.

Keisha Audain-Pressley[2] 1975	Chief Compliance Officer	Since 2018	Senior Vice President and Deputy Chief Compliance Officer, PIMCO. Chief Compliance Officer, PIMCO-Managed Funds.

Joshua D. Ratner[2] 1976	Vice President, Secretary and Chief Legal Officer	Since 2014	Executive Vice President and Deputy General Counsel, PIMCO. Chief Legal Officer, PIMCO Investments LLC. Vice President, Secretary and Chief Legal Officer, PIMCO-Managed Funds. Vice President – Senior Counsel, Secretary, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

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Name, Address and Year of Birth	Position(s) Held with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years
Stacie D. Anctil[1] 1969	Vice President	Since 2015	Executive Vice President, PIMCO. Vice President, PIMCO-Managed Funds, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

William G. Galipeau[1] 1974	Vice President	Since 2017	Executive Vice President, PIMCO. Vice President, PIMCO-Managed Funds, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Eric D. Johnson[1] 1970	Vice President	Since 2014	Executive Vice President, PIMCO. Vice President, PIMCO-Managed Funds, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Bijal Parikh[1] 1978	Vice President	Since 2017	Senior Vice President, PIMCO. Vice President, PIMCO-Managed Funds, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Ryan Leshaw[1] 1980	Assistant Secretary	Since 2014	Senior Vice President and Senior Counsel, PIMCO. Assistant Secretary, PIMCO-Managed Funds, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, Associate, Willkie Farr & Gallagher LLP.

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Name, Address and Year of Birth	Position(s) Held with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years
Wu-Kwan Kit[1] 1981	Assistant Secretary	Since 2017	Vice President and Counsel, PIMCO. Assistant Secretary, PIMCO-Managed Funds, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, Assistant General Counsel, VanEck Associates Corp.

Trent W. Walker[1] 1974	Treasurer	Since 2017	Executive Vice President, PIMCO. Treasurer, PIMCO-Managed Funds, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Erik C. Brown[2] 1967	Assistant Treasurer	Since 2015	Executive Vice President, PIMCO. Assistant Treasurer, PIMCO-Managed Funds, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Jason J. Nagler[2] 1982	Assistant Treasurer	Since 2015	Vice President, PIMCO. Assistant Treasurer, PIMCO-Managed Funds, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, Head of Mutual Fund Reporting, GMO, and Assistant Treasurer, GMO Trust and GMO Series Trust Funds.

Christopher M. Morin[1] 1980	Assistant Treasurer	Since 2016	Senior Vice President, PIMCO. Assistant Treasurer, PIMCO-Managed Funds, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

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Name, Address and Year of Birth	Position(s) Held with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years
Colleen Miller[2] 1980	Assistant Treasurer	Since 2017	Senior Vice President, PIMCO. Assistant Treasurer, PIMCO-Managed Funds, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, Vice President Cohen & Steers Capital Management.

[1]	The address of these officers is Pacific Investment Management Company LLC, 650 Newport Center Drive, Newport Beach, California 92660.
[2]	The address of these officers is Pacific Investment Management Company LLC, 1633 Broadway, New York, New York 10019.

Each of the Funds’ executive officers is an “interested person” of each Fund (as defined in Section 2(a)(19) of the 1940 Act) as a result of his or her position(s) set forth in the table above.

Investment Manager. The Manager serves as the investment manager of the Funds. Subject to the supervision of the Board, the Manager is responsible for managing the investment activities of the Funds and the Funds’ business affairs and other administrative matters. The Manager is located at 650 Newport Center Drive, Newport Beach, CA, 92660. The Manager is a majority-owned indirect subsidiary of Allianz SE, a publicly traded European insurance and financial services company.

Independent Registered Public Accounting Firm. The Audit Oversight Committee of each Fund’s Board and the full Board of each Fund unanimously selected PricewaterhouseCoopers LLP (“PwC”) as the independent registered public accounting firm for the fiscal year ending December 31, 2018 for the Funds. PwC served as the independent registered public accounting firm of each Fund for the fiscal year ended December 31, 2017 and also serves as the independent registered public accounting firm of various other investment companies for which the Manager serves as investment adviser. PwC is located at 300 Madison Avenue, New York, New York 10017. None of the Funds knows of any direct financial or material indirect financial interest of PwC in the Funds. A representative of PwC, if requested by any Shareholder, will be present at the Meeting via telephone to respond to appropriate questions from Shareholders and will have an opportunity to make a statement if he or she chooses to do so.

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Pre-approval Policies and Procedures. Each Fund’s Audit Oversight Committee has adopted written policies relating to the pre-approval of audit and permitted non-audit services to be performed by the Fund’s independent registered public accounting firm. Under the policies, on at least an annual basis, a Fund’s Audit Oversight Committee reviews and pre-approves proposed audit and permitted non-audit services to be performed by the independent registered public accounting firm on behalf of the Fund.

In addition, each Fund’s Audit Oversight Committee pre-approves at least annually any permitted non-audit services (including audit-related services) to be provided by the independent registered public accounting firm to the Manager and any entity controlling, controlled by, or under common control with the Manager that provides ongoing services to the Fund (together, the “Accounting Affiliates”), provided, in each case, that the engagement relates directly to the operations and financial reporting of the Fund. Although the Audit Oversight Committee does not pre-approve all services provided by the independent registered public accounting firm to Accounting Affiliates (for instance, if the engagement does not relate directly to the operations and financial reporting of the Fund), the Committee receives an annual report from the independent registered public accounting firm showing the aggregate fees paid by Accounting Affiliates for such services.

Each Fund’s Audit Oversight Committee may also from time to time pre-approve individual non-audit services to be provided to the Fund or an Accounting Affiliate that were not pre-approved as part of the annual process described above. A member of the Audit Oversight Committee to whom this responsibility has been delegated (a “Designated Member”) may also pre-approve these individual non-audit services, provided that the fee for such services does not exceed a pre-determined dollar threshold. Any such pre-approval by the Designated Member is reported to the full Audit Oversight Committee for ratification at its next regularly scheduled meeting.

The pre-approval policies provide for waivers of the requirement that the Audit Oversight Committee pre-approve permitted non-audit services provided to the Funds or their Accounting Affiliates pursuant to de minimis exceptions described in Section 10A of the Exchange Act and applicable regulations (referred to herein as the “de minimis exception”).

Audit Fees. Audit Fees are fees related to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements. For each Fund’s last two fiscal years as

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reflected below, the Audit Fees billed by PwC to the Fund or to PIMCO with respect to the Fund are shown in the table below:

Fund	Fiscal Year Ended	Audit Fees
PMF	December 31, 2017	$38,543
	December 31, 2016	$31,160
PCQ	December 31, 2017	$38,543
	December 31, 2016	$31,160
PNF	December 31, 2017	$33,223
	December 31, 2016	$25,840
PML	December 31, 2017	$46,295
	December 31, 2016	$38,912
PCK	December 31, 2017	$38,543
	December 31, 2016	$31,160
PNI	December 31, 2017	$33,223
	December 31, 2016	$25,840
PMX	December 31, 2017	$38,543
	December 31, 2016	$31,160
PZC	December 31, 2017	$34,743
	December 31, 2016	$27,360

Audit-Related Fees. Audit-Related Fees are fees related to assurance and related services that are reasonably related to the performance of the audit or review of financial statements, but not reported under “Audit Fees” above, and that include accounting consultations, attestation reports, comfort letters, and agreed-upon procedure reports (inclusive of annual review of basic maintenance testing associated with the Preferred Shares for the Funds), if applicable. The table below shows, for each Fund’s last two fiscal years as reflected below, the Audit-Related Fees billed by PwC to the Fund or to PIMCO with respect to the Fund. During those fiscal years, there were no Audit-Related Fees billed by PwC to the Funds’ Accounting Affiliates for audit-related services related directly to the operation and financial reporting of the Funds.

Fund	Fiscal Year Ended	Audit-Related Fees
PMF	December 31, 2017	$9,500
	December 31, 2016	$9,500
PCQ	December 31, 2017	$9,500
	December 31, 2016	$9,500
PNF	December 31, 2017	$9,500
	December 31, 2016	$9,500
PML	December 31, 2017	$9,500
	December 31, 2016	$9,500

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Fund	Fiscal Year Ended	Audit-Related Fees
PCK	December 31, 2017	$9,500
	December 31, 2016	$9,500
PNI	December 31, 2017	$9,500
	December 31, 2016	$9,500
PMX	December 31, 2017	$9,500
	December 31, 2016	$9,500
PZC	December 31, 2017	$9,500
	December 31, 2016	$9,500

Tax Fees. Tax Fees are fees associated with tax compliance, tax advice and tax planning, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews, and tax distribution and analysis reviews. The table below shows, for each Fund’s last two fiscal years as reflected below, the aggregate Tax Fees billed by PwC to the Fund or to PIMCO with respect to the Fund. During those fiscal years, there were no Tax Fees billed by PwC to the Funds’ Accounting Affiliates for tax-related services related directly to the operation and financial reporting of the Funds.

Fund	Fiscal Year Ended	Tax Fees
PMF	December 31, 2017	$1,300
	December 31, 2016	$—
PCQ	December 31, 2017	$1,300
	December 31, 2016	$—
PNF	December 31, 2017	$1,300
	December 31, 2016	$—
PML	December 31, 2017	$1,300
	December 31, 2016	$—
PCK	December 31, 2017	$1,300
	December 31, 2016	$—
PNI	December 31, 2017	$1,300
	December 31, 2016	$—
PMX	December 31, 2017	$1,300
	December 31, 2016	$—
PZC	December 31, 2017	$1,300
	December 31, 2016	$—

All Other Fees. All Other Fees are fees related to services other than those reported above under “Audit Fees,” “Audit-Related Fees” and “Tax Fees.” For each Fund’s last two fiscal years, no such fees were billed by PwC to the Fund or the Fund’s Accounting Affiliates.

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During the periods indicated in the tables above, no services described under “Audit-Related Fees,” “Tax Fees” or “All Other Fees” were approved pursuant to the de minimis exception.

Aggregate Non-Audit Fees. The aggregate non-audit fees billed by PwC, during each Fund’s last two fiscal years as reflected below, for services rendered to each Fund and the Fund’s Accounting Affiliates are shown in the table below.

Fund	Fiscal Year Ended	Aggregate Non-Audit Fees for Fund	Non-Audit Fees for Accounting Affiliates	Aggregate Non-Audit Fees*
PMF	December 31, 2017	$10,800	$6,271,517	$6,282,317
	December 31, 2016	$9,500	$6,210,720	$6,220,220
PCQ	December 31, 2017	$10,800	$6,271,517	$6,282,317
	December 31, 2016	$9,500	$6,210,720	$6,220,220
PNF	December 31, 2017	$10,800	$6,271,517	$6,282,317
	December 31, 2016	$9,500	$6,210,720	$6,220,220
PML	December 31, 2017	$10,800	$6,271,517	$6,282,317
	December 31, 2016	$9,500	$6,210,720	$6,220,220
PCK	December 31, 2017	$10,800	$6,271,517	$6,282,317
	December 31, 2016	$9,500	$6,210,720	$6,220,220
PNI	December 31, 2017	$10,800	$6,271,517	$6,282,317
	December 31, 2016	$9,500	$6,210,720	$6,220,220
PMX	December 31, 2017	$10,800	$6,271,517	$6,282,317
	December 31, 2016	$9,500	$6,210,720	$6,220,220
PZC	December 31, 2017	$10,800	$6,271,517	$6,282,317
	December 31, 2016	$9,500	$6,210,720	$6,220,220

*	Includes the sum of the Aggregate Non-Audit Fees for Fund and the Non-Audit Fees for Accounting Affiliates as noted in the columns to the left.

The table below shows a breakdown of the fees billed by PwC to each Fund, or to PIMCO with respect to each Fund, for the most recently completed fiscal year attributable the following categories: 1) Audit Fees, 2) Audit-Related Fees, 3) Tax Compliance/Preparation fees and 4) All Other Fees, as well as the percentage of the total fees billed attributable to the “All Other Fees” category.

	PMF (Fiscal Year Ended December 31, 2017)	PCQ (Fiscal Year Ended December 31, 2017)	PNF (Fiscal Year Ended December 31, 2017)	PML (Fiscal Year Ended December 31, 2017)	PCK (Fiscal Year Ended December 31, 2017)	PNI (Fiscal Year Ended December 31, 2017)	PMX (Fiscal Year Ended December 31, 2017)	PZC (Fiscal Year Ended December 31, 2017)
Audit Fees	$38,543	$38,543	$33,223	$46,295	$38,543	$33,223	$38,543	$34,743
Audit-Related Fees	$9,500	$9,500	$9,500	$9,500	$9,500	$9,500	$9,500	$9,500
Tax Compliance/ Tax Return Preparation Fees	$1,300	$1,300	$1,300	$1,300	$1,300	$1,300	$1,300	$1,300

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	PMF (Fiscal Year Ended December 31, 2017)	PCQ (Fiscal Year Ended December 31, 2017)	PNF (Fiscal Year Ended December 31, 2017)	PML (Fiscal Year Ended December 31, 2017)	PCK (Fiscal Year Ended December 31, 2017)	PNI (Fiscal Year Ended December 31, 2017)	PMX (Fiscal Year Ended December 31, 2017)	PZC (Fiscal Year Ended December 31, 2017)
All Other Fees	$0	$0	$0	$0	$0	$0	$0	$0
Percentage of Total Fees attributable to All Other Fees	0%	0%	0%	0%	0%	0%	0%	0%

Each Fund’s Audit Oversight Committee has determined that the provision by PwC of non-audit services to the Fund’s Accounting Affiliates that were not pre-approved by the Committee was compatible with maintaining the independence of PwC as the Fund’s principal auditors.

Other Business. As of the date of this Proxy Statement, each Fund’s officers and the Manager know of no business to come before the Meeting other than as set forth in the Notice. If any other business is properly brought before the Meeting, the persons named as proxies will vote in their sole discretion.

Quorum, Adjournments and Methods of Tabulation. A quorum for each Fund at the Meeting will consist of the presence in person or by proxy of thirty percent (30%) of the total Shares of the Fund entitled to vote at such Meeting, except that, where the Preferred Shares or Common Shares will vote as separate classes, then 30% of the shares of each class entitled to vote will be necessary to constitute a quorum for the transaction of business by that class. By way of clarification, in the case of Preferred Shares voting as a separate class, 30% of the total number of ARPS and VMTPS entitled to vote (regardless of the relative liquidation preference of the shares) will be necessary to constitute a quorum. If the quorum required for a Proposal has not been met, the persons named as proxies may propose adjournment of the Meeting with respect to such Proposal and, if adjournment is proposed, will vote all Shares that they are entitled to vote in favor of such adjournment. Any adjournments with respect to the Proposal for a Fund will require the affirmative vote of a plurality of the Shares of the relevant Fund entitled to vote thereon present in person or represented by proxy at the session of the Meeting to be adjourned. However, where the Preferred Shares or Common Shares will vote as separate classes, the affirmative vote of a plurality of shares of the applicable class present in person or by proxy at the session of the Meeting to be adjourned will be necessary to adjourn the Meeting with respect to that class. The costs of any additional solicitation and of any adjourned session will be borne by PIMCO under its investment management agreement with the Funds. Any proposals properly before the Meeting for which sufficient favorable votes have been received by the time of the Meeting will be acted upon and such action will be final regardless of whether the Meeting is adjourned to permit additional solicitation with respect to any other proposal with respect to which a quorum has not been reached.

40

Votes cast by proxy or in person at the Meeting will be counted by persons appointed by the Funds as tellers (the “Tellers”) for the Meeting. For purposes of determining the presence of a quorum for each Fund, the Tellers will include the total number of Shares present at the Meeting in person or by proxy, including Shares represented by proxies that reflect abstentions and “broker non-votes” (i.e., shares held by brokers or nominees as to which instructions have not been received from the beneficial owners or the persons entitled to vote and the broker or nominee does not have the discretionary voting power on a particular matter). For a proposal requiring approval of a plurality of votes cast, such as the election of Trustees, abstentions and broker non-votes will not be counted towards the achievement of a plurality of votes cast for a nominee.

Reports to Shareholders. Below are the dates on or about which the Annual Reports to Shareholders for the most recently completed fiscal year of each Fund were mailed:

Fund	Mail Date for Annual Report to Shareholders for the Most Recently Completed Fiscal Year
PMF/PCQ/PNF/ PML/PCK/PNI/ PMX/PZC	March 12, 2018

Additional copies of the Funds’ Annual Reports and Semi-Annual Reports may be obtained without charge from the Funds by calling 1-(844)-337-4626 or by visiting the Funds’ website at pimco.com/closedendfunds.

Shareholder Proposals for the Annual Meeting held during the 2019 Fiscal Year. It is currently anticipated that each Fund’s next annual meeting of Shareholders after the Meeting addressed in this Proxy Statement will be held in December 2019. Proposals of Shareholders intended to be presented at that annual meeting of each Fund must be received by each Fund no later than July 12, 2019 for inclusion in each Fund’s proxy statement and proxy cards relating to that meeting. The submission by a Shareholder of a proposal for inclusion in the proxy materials does not guarantee that it will be included. Shareholder proposals are subject to certain requirements under the federal securities laws and must be submitted in accordance with the applicable Fund’s Bylaws. Shareholders submitting any other proposals (including proposals to elect Trustee nominees) for each Fund intended to be presented at the annual meeting held during the 2019 fiscal year (i.e., other than those to be included in the Fund’s proxy materials) must ensure that such proposals are received by each Fund, in good order and complying with all applicable legal requirements and requirements set forth in each Fund’s Bylaws. Each Fund’s Bylaws provide that

41

any such proposal must be received in writing by each Fund not less than 45 days nor more than 60 days prior to the first anniversary date of the date on which each Fund first mailed its proxy materials for the prior year’s shareholder meeting; provided that, if, in accordance with applicable law, the upcoming shareholder meeting is set for a date that is not within 30 days from the anniversary of each Fund’s prior shareholder meeting, such proposal must be received by the later of the close of business on (i) the date 45 days prior to such upcoming shareholder meeting date or (ii) the 10th business day following the date such upcoming shareholder meeting date is first publicly announced or disclosed. Assuming the next annual meeting is ultimately scheduled to be within 30 days of the December 19 anniversary of this year’s meeting, such proposals must be received no earlier than September 10, 2019 and no later than September 25, 2019 for each Fund. If a Shareholder who wishes to present a proposal fails to notify the Fund within these dates described above, the proxies solicited for the meeting will be voted on the Shareholder’s proposal, if it is properly brought before the meeting, in accordance with the judgment of the persons named in the enclosed proxy card(s). If a Shareholder makes a timely notification, the proxies may still exercise discretionary voting authority under circumstances consistent with the SEC’s proxy rules. Shareholder proposals should be addressed to the attention of the Secretary of the applicable Fund, at the address of the principal executive offices of the Fund, with a copy to David C. Sullivan, Ropes & Gray LLP, Prudential Tower, 800 Boylston Street, Boston, Massachusetts 02199-3600.

PLEASE EXECUTE AND RETURN THE ENCLOSED PROXY CARDS PROMPTLY TO ENSURE THAT A QUORUM IS PRESENT AT THE APPLICABLE ANNUAL MEETING. A SELF-ADDRESSED, POSTAGE-PAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE.

November 1, 2018

42

Exhibit A to Proxy Statement

PIMCO Sponsored Closed-End Funds

Audit Oversight Committee Charter

(Adopted as of January 14, 2004,

as amended through February 24, 2017)

The Board of Trustees (each a “Board”) of each of the registered investment companies listed in Appendix A hereto (each, a “Fund” and, collectively, the “Funds”), as the same may be periodically updated, has adopted this Charter to govern the activities of the Audit Oversight Committee (the “Committee”) of the particular Board with respect to its oversight of the Fund. This Charter applies separately to each Fund and its particular Board and Committee, and shall be interpreted accordingly. This Charter supersedes and replaces any audit committee charter previously adopted by the Board or a committee of the Board.

Statement of Purpose and Functions

The Committee’s general purpose is to oversee the Fund’s accounting and financial reporting policies and practices and its internal controls, including by assisting with the Board’s oversight of the integrity of the Fund’s financial statements, the Fund’s compliance with legal and regulatory requirements, the qualifications and independence of the Fund’s independent auditors, and the performance of the Fund’s internal control systems and independent auditors. The Committee’s purpose is also to prepare reports required by Securities and Exchange Commission rules to be included in the Fund’s annual proxy statements, if any.

The Committee’s function is oversight. While the Committee has the responsibilities set forth in this Charter, it is not the responsibility of the Committee to plan or conduct audits, to prepare or determine that the Fund’s financial statements are complete and accurate and are in accordance with generally accepted accounting principles, or to assure compliance with laws, regulations or any internal rules or policies of the Fund. Fund management is responsible for Fund accounting and the implementation and maintenance of the Fund’s internal control systems, and the independent auditors are responsible for conducting a proper audit of the Fund’s financial statements. Members of the Committee are not employees of the Funds and, in serving on this Committee, are not, and do not hold themselves out to be, acting as accountants or auditors. As such, it is not the duty or responsibility of the Committee or its members to conduct “field work” or other types of auditing or accounting reviews or procedures.

Each member of the Committee shall be entitled to rely on (i) the integrity of those persons and organizations within management and outside the Fund from which the Committee receives information and (ii) the accuracy of financial and other information provided to the Committee by such persons or organizations absent actual knowledge to the contrary.

Membership

The Committee shall be comprised of as many trustees as the Board shall determine, but in any event not less than three (3) Trustees. Each member of the Committee must be a member of the Board. The Board may remove or replace any member of the Committee at any time in its sole discretion. One or more members of the Committee may be designated by the Board as the Committee’s chairman or co- chairman, as the case may be.

Each member of the Committee may not be an “interested person” of the Fund, as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “Investment Company Act”), and must otherwise satisfy the standards for independence of an audit committee member of an investment company issuer as set forth in Rule 10A-3(b) (taking into account any exceptions to those requirements set forth in such rule) under the Securities Exchange Act of 1934, as amended, and under applicable listing standards of the New York Stock Exchange (the “NYSE”). Each member of the Committee must be “financially literate” (or must become so within a reasonable time after his or her appointment to the Committee) and at least one member of the Committee must have “accounting or related financial management expertise,” in each case as the Board interprets such qualification in its business judgment under NYSE listing standards.

Responsibilities and Duties

The Committee’s policies and procedures shall remain flexible to facilitate the Committee’s ability to react to changing conditions and to generally discharge its functions. The following describe areas of attention in broad terms. The Committee shall:

1. Determine the selection, retention or termination of the Fund’s independent auditors based on an evaluation of their independence and the nature and performance of the audit and any permitted non-audit services. Decisions by the Committee concerning the selection, retention or termination of the independent auditors shall be submitted to the Board for ratification in accordance with the requirements of Section 32(a) of the Investment Company Act. The Fund’s independent auditors must report directly to the Committee, which shall be responsible for resolution of disagreements between management and the independent auditors relating to financial reporting.

2. To consider the independence of the Fund’s independent auditors at least annually, and in connection therewith receive on a periodic basis formal written disclosures and letters from the independent auditors as required by the applicable rules of the Public Company Accounting Oversight Board (the “PCAOB”).

3. To the extent required by applicable regulations, pre-approve (i) all audit and permitted non-audit services rendered by the independent auditors to the Fund and (ii) all non-audit services rendered by the independent auditors to the Fund’s investment advisers (including sub-advisers) and to certain of the investment advisers’ affiliates.

The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

4. Review and approve the fees charged by the independent auditors to the Fund, the investment advisers and certain affiliates of the investment advisers for audit, audit- related and permitted non-audit services.

5. If and to the extent that the Fund intends to have employees, set clear policies for the hiring by the Fund of employees or former employees of the Fund’s independent auditors.

6. Obtain and review at least annually a report from the independent auditors describing (i) the accounting firm’s internal quality-control procedures and (ii) any material issues raised (a) by the accounting firm’s most recent internal quality-control review or peer review or (b) by any governmental or other professional inquiry or investigation performed within the preceding five years respecting one or more independent audits carried out by the firm, and any steps taken to address any such issues.

7. Review with the Fund’s independent auditors arrangements for and the scope of the annual audit and any special audits, including the form of any opinion proposed to be rendered to the Board and shareholders of the Fund.

8. Meet with management and the independent auditors to review and discuss the Fund’s annual audited financial statements, including a review of any specific disclosures of management’s discussion of the Fund’s investment performance; and, with respect to the Fund’s audited financial statements, discuss with the independent auditors matters required by the applicable rules of the PCAOB and any other matters required to be reported to the Committee under applicable law; and provide a statement whether, based on its review of the Fund’s audited financial statements, the Committee recommends to the Board that the audited financial statements be included in the Fund’s Annual Report.

Meet with management to review and discuss the Fund’s unaudited financial statements included in the semi-annual report, including, if any, a review of any specific disclosure of management’s discussion of the Fund’s investment performance.

9. Discuss with management and the independent auditors the Fund’s unaudited financial statements.

10. Review with the independent auditors any audit problems or difficulties encountered in the course of their audit work and management’s responses thereto.

11. Review with management and, as applicable, with the independent auditors the Fund’s accounting and financial reporting policies, practices and internal controls, management’s guidelines and policies with respect to risk assessment and risk management, including the effect on the Fund of any recommendation of changes in accounting principles or practices by management or the independent auditors.

12. Discuss with management any press releases discussing the Fund’s investment performance and other financial information about the Fund, as well as any financial information provided by management to analysts or rating agencies. The Committee may discharge this responsibility by discussing the general types of information to be disclosed by the Fund and the form of presentation (i.e., a case-by-case review is not required) and need not discuss in advance each such release of information.

13. Establish procedures for (i) the receipt, retention, and treatment of complaints received by the Fund regarding accounting, internal accounting controls, or auditing matters; and (ii) the confidential, anonymous submission by employees of the Fund, the Fund’s investment advisers, administrator, principal underwriter (if any) or any other provider of accounting-related services for the investment advisers of concerns regarding accounting or auditing matters.

14. Investigate or initiate the investigation of any improprieties or suspected improprieties in the Fund’s accounting operations or financial reporting.

15. Review with counsel legal and regulatory matters that have a material impact on the Fund’s financial and accounting reporting policies and practices or its internal controls.

16. Report to the Board on a regular basis (at least annually) on the Committee’s activities.

17. Perform such other functions consistent with this Charter, the Agreement and Declaration of Trust, Articles of Incorporation and/or Bylaws applicable to the Fund, and applicable law or regulation, as the Committee or the Board deems necessary or appropriate.

The Committee may delegate any portion of its authority and responsibilities as set forth in this Charter to a subcommittee of one or more members of the Committee.

Meetings

At least annually, the Committee shall meet separately with the independent auditors and separately with the representatives of Fund management responsible for the financial and accounting operations of the Fund. The Committee shall hold other regular or special meetings as and when it deems necessary or appropriate.

Outside Resources and Assistance from Management

The appropriate officers of the Fund shall provide or arrange to provide such information, data and services as the Committee may request. The Committee shall have the authority to engage at the Fund’s expense independent counsel and other experts and consultants whose expertise the Committee considers necessary to carry out its responsibilities. The Fund shall provide for, or arrange for the provision of, appropriate funding, as determined by the Committee, for the payment of: (i) compensation of the Fund’s independent auditors for the issuance of an audit report relating to the Fund’s financial statements or the performance of other audit, review or attest services for the Fund; (ii) compensation of independent legal counsel or other advisers retained by the Committee; and (iii) ordinary administrative expenses of the Committee that are necessary or appropriate in fulfilling its purposes or carrying out its responsibilities under this Charter.

Annual Evaluations

The Committee shall review and reassess the adequacy of this Charter at least annually and recommend any changes to the Board. In addition, the performance of the Committee shall be reviewed at least annually.

Adoption and Amendments

The Board shall adopt and approve this Charter and may amend the Charter at any time on the Board’s own motion.

Appendix A

Funds Subject to this Charter

(As of September 5, 2014)

PCM FUND, INC. (PCM)

PIMCO MUNICIPAL INCOME (PMF)

PIMCO MUNICIPAL INCOME II (PML)

PIMCO MUNICIPAL INCOME III (PMX)

PIMCO CALIFORNIA MUNICIPAL INCOME (PCQ)

PIMCO CALIFORNIA MUNICIPAL INCOME II (PCK)

PIMCO CALIFORNIA MUNICIPAL INCOME III (PZC)

PIMCO NEW YORK MUNICIPAL INCOME (PNF)

PIMCO NEW YORK MUNICIPAL INCOME II (PNI)

PIMCO NEW YORK MUNICIPAL INCOME III (PYN)

PIMCO CORPORATE AND INCOME STRATEGY (PCN)

PIMCO CORPORATE AND INCOME OPPORTUNITY (PTY)

PIMCO HIGH INCOME (PHK)

PIMCO INCOME STRATEGY (PFL)

PIMCO INCOME STRATEGY II (PFN)

PIMCO INCOME OPPORTUNITY (PKO)

PIMCO GLOBAL STOCKSPLUS & INCOME (PGP)

PIMCO STRATEGIC INCOME FUND, INC. (RCS)

PIMCO DYNAMIC INCOME (PDI)

PIMCO DYNAMIC CREDIT AND MORTGAGE INCOME FUND (PCI)

Exhibit B to Proxy Statement

Nominating Committee Charter

PIMCO Managed Accounts Trust and

PIMCO Sponsored Closed-End Funds

PIMCO Sponsored Interval Funds

The Boards of Directors/Trustees (the “Boards”) of each Trust and respective series thereof (each Trust or series, a “Fund”) have adopted this Charter to govern the activities of the Nominating Committee (the “Committee”) of each Board.

Statement of Purpose and Responsibility

The primary purpose and responsibility of each Committee is the screening and nomination of candidates for election to the Board as independent Directors/Trustees.

Organization and Governance

Each Committee shall be comprised of as many Directors/Trustees as the Board shall determine, but in any event not fewer than two (2) Directors/Trustees. Each Committee must consist entirely of Board members who are not “interested persons” of the relevant Funds, as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended. Each Board may remove or replace any member of the Committee at any time in its sole discretion.

One or more members of a Committee may be designated by the Board as the Committee’s chairman or co-chairman, as the case may be.

A Committee will not have regularly scheduled meetings. Committee meetings shall be held as and when the Committee or the Board determines necessary or appropriate in accordance with the Fund’s Bylaws.

Qualifications for Director/Trustee Nominees

A Director/Trustee candidate must have a college degree or equivalent business experience. The Committee may take into account a wide variety of factors in considering Director/Trustee candidates, including (but not limited to): (i) availability and commitment of a candidate to attend meetings and perform his or her responsibilities on the Board, (ii) relevant industry and related experience, (iii) educational background, (iv) ability, judgment and expertise and (v) overall diversity of the Board’s composition.

Identification of Nominees

In identifying potential nominees for a Board, the Committee may consider candidates recommended by the following sources: (i) the Fund’s current Directors/Trustees; (ii) the Fund’s officers; (iii) the Fund’s investment adviser or sub- advisers; (iv) shareholders of the Fund (see below); and (v) any other source the Committee deems to be appropriate. The Committee may, but is not required to, retain a third party search firm at the Fund’s expense to identify potential candidates.

Consideration of Candidates Recommended By Shareholders

A Committee will consider and evaluate nominee candidates properly submitted by shareholders on the same basis as it considers and evaluates candidates recommended by other sources. Appendix A (for PIMCO Managed Accounts Trust and PIMCO Sponsored Interval Funds) and Appendix B (for the PIMCO Sponsored Closed-End Funds) to this Charter, as they may be amended from time to time by a Committee, set forth procedures that must be followed by shareholders to submit properly a nominee candidate to the Committee (recommendations not properly submitted in accordance with Appendix A or Appendix B (as applicable) will not be considered by the Committee).

Recommendation of Candidates to the Board

A Committee will recommend to the Board the Directors/Trustees candidates that it deems qualified to serve as independent directors/trustees on the Board. To the extent practicable, the Committee will rank such potential nominees for the Board in order of preference.

Appendix A

Procedures for Shareholders to Submit Nominee Candidates for PIMCO Managed Accounts Trust and PIMCO Sponsored Interval Funds

A shareholder of a Fund must follow the following procedures in order to submit properly a nominee recommendation for the Committee’s consideration.

1.

The shareholder must submit any such recommendation (a “Shareholder Recommendation”) in writing to a Fund, to the attention of the Secretary, at the address of the principal executive offices of the Fund. Once each quarter, if any Shareholder Recommendations have been received by the Secretary during the quarter, the Secretary will inform the Committee of the new Shareholder Recommendations. Because the Fund does not hold annual or other regular meetings of shareholders for the purpose of electing Trustees, the Committee will accept Shareholder Recommendations on a continuous basis.

2.

All Shareholder Recommendations properly submitted to a Fund will be held by the Secretary until such time as (i) the Committee convenes to consider candidates to fill Board vacancies or newly created Board positions (a “Trustee Consideration Meeting”) or (ii) the Committee instructs the Secretary to discard a Shareholder Recommendation following a Trustee Consideration Meeting or an Interim Evaluation (as defined below).

3.

At a Trustee Consideration Meeting, the Committee will consider each Shareholder Recommendation then held by the Secretary. Following a Trustee Consideration Meeting, the Committee may instruct the Secretary to discard any or all of the Shareholder Recommendations currently held by the Secretary.

4.

A Committee may, in its discretion and at any time, convene to conduct an evaluation of validly submitted Shareholder Recommendations (each such meeting, an “Interim Evaluation”) for the purpose of determining which Shareholder Recommendations will be considered at the next Trustee Consideration Meeting. Following an Interim Evaluation, the Committee may instruct the Secretary to discard any or all of the Shareholder Recommendations currently held by the Secretary.

5.

The Shareholder Recommendation must include: (i) a statement in writing setting forth (A) the name, date of birth, business address, residence address and nationality of the person recommended by the shareholder (the “candidate”); (B) the number of shares of (and class, if any) of the Fund(s) owned of record or beneficially by the candidate, as reported to such shareholder by the candidate; (C) any other information regarding the candidate called for with respect to director nominees by paragraphs (a), (d), (e) and (f) of Item 401 of Regulation S-K or paragraph (b) of Item 22 of Rule 14a-101 (Schedule 14A) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), adopted by the Securities and Exchange Commission (or the corresponding provisions of any regulation or rule subsequently adopted by the Securities and Exchange Commission or any successor agency applicable to the Trust); (D) any other information regarding the candidate that would be required to be disclosed if the candidate were a nominee in a proxy statement or other filing required to be made in connection with the election of Trustees or directors pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder; and (E) whether the recommending shareholder believes that the candidate is or will be an “interested person” of the Fund (as defined in the Investment Company Act of 1940, as amended) and, if not an “interested person,” information regarding the candidate that will be sufficient for the Fund to make such determination; (ii) the written and signed consent of the candidate to be named as a nominee and to serve as a Trustee if elected; (iii) the recommending shareholder’s name as it appears on the Fund’s books; (iv) the number of shares of (and class, if any) of the Fund(s) owned beneficially and of record by the recommending shareholder; and (v) a description of all arrangements or understandings between the recommending shareholder and the candidate and any other person or persons (including their names) pursuant to which the recommendation is being made by the recommending shareholder. In addition, the Committee may require the candidate to furnish such other information as it may reasonably require or deem necessary to determine the eligibility of such candidate to serve on the Board or to satisfy applicable law.

Appendix B

Procedures for Shareholders to Submit Nominee Candidates for

the PIMCO Sponsored Closed-End Funds

A Fund shareholder must follow the following procedures in order to properly submit a nominee recommendation for the Committee’s consideration.

1.

The shareholder/stockholder must submit any such recommendation (a “Shareholder Recommendation”) in writing to a Fund, to the attention of the Secretary, at the address of the principal executive offices of the Fund.

2.

The Shareholder Recommendation must be delivered to or mailed and received at the principal executive offices of a Fund not less than forty-five (45) calendar days nor more than seventy-five (75) calendar days prior to the date of the Board or shareholder meeting at which the nominee would be elected.

3.

The Shareholder Recommendation must include: (i) a statement in writing setting forth (A) the name, age, date of birth, business address, residence address and nationality of the person recommended by the shareholder (the “candidate”); (B) the class and number of all shares of the Fund owned of record or beneficially by the candidate, as reported to such shareholder by the candidate; (C) any other information regarding the candidate called for with respect to director nominees by paragraphs (a), (d), (e) and (f) of Item 401 of Regulation S-K or paragraph (b) of Item 22 of Rule 14a-101 (Schedule 14A) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), adopted by the Securities and Exchange Commission (or the corresponding provisions of any regulation or rule subsequently adopted by the Securities and Exchange Commission or any successor agency applicable to the Fund); (D) any other information regarding the candidate that would be required to be disclosed if the candidate were a nominee in a proxy statement or other filing required to be made in connection with solicitation of proxies for election of Directors/Trustees or directors pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder; and (E) whether the recommending shareholder believes that the candidate is or will be an “interested person” of the Fund (as defined in the Investment Company Act of 1940, as amended) and, if not an “interested person,” information regarding the candidate that will be sufficient for the Fund to make such determination; (ii) the written and signed consent of the candidate to be named as a nominee and to serve as a Director/Trustee if elected; (iii) the recommending shareholder’s name as it appears on the Fund’s books; (iv) the class and number of all shares of the Fund owned beneficially and of record by the recommending shareholder; and (v) a description of all arrangements or understandings between the recommending shareholder and the candidate and any other person or persons (including their names) pursuant to which the recommendation is being made by the recommending shareholder. In addition, the Committee may require the candidate to furnish such other information as it may reasonably require or deem necessary to determine the eligibility of such candidate to serve on the Board.

Exhibit C to Proxy Statement

Report of Audit Oversight Committees

of the Boards of Trustees of

PIMCO California Municipal Income Fund (PCQ)

PIMCO Municipal Income Fund (PMF)

PIMCO New York Municipal Income Fund (PNF)

PIMCO California Municipal Income Fund II (PCK)

PIMCO Municipal Income Fund II (PML)

PIMCO New York Municipal Income Fund II (PNI)

PIMCO California Municipal Income Fund III (PZC)

PIMCO Municipal Income Fund III (PMX)

(each, a “Fund” and, collectively, the “Funds”)

Dated February 26, 2018

The Audit Oversight Committees (the “Committee”) oversee the Funds’ financial reporting process on behalf of the Board of Trustees of each Fund (the “Board”) and operate under a written Charter adopted by the Board. The Committee meets with each Fund’s management (“Management”) and independent registered public accounting firm and reports the results of its activities to the Board. Management has the primary responsibility for the financial statements and the reporting process, including the system of internal controls. In connection with the Committee’s and independent accountant’s responsibilities, Management has advised that the Funds’ financial statements for the fiscal year ended December 31, 2017 were prepared in conformity with the generally accepted accounting principles.

The Committee has reviewed and discussed with Management and PricewaterhouseCoopers LLP (“PwC”), the Funds’ independent registered public accounting firm, the audited financial statements for the fiscal year ended December 31, 2017. The Committee has discussed with PwC the matters required to be discussed by Statements on Auditing Standard No. 61 (SAS 61). SAS 61 requires the independent registered public accounting firm to communicate to the Committee matters including, if applicable: 1) methods used to account for significant unusual transactions; 2) the effect of significant accounting policies in controversial or emerging areas for which there is a lack of authoritative guidance or consensus; 3) the process used by management in formulating particularly sensitive accounting estimates and the basis for the auditor’s conclusions regarding the reasonableness of those estimates; and 4) disagreements with Management over the application of accounting principles and certain other matters.

C-1

With respect to each Fund, the Committee has received the written disclosure and the letter from PwC required by Rule 3526 of the Public Company Accounting Oversight Board (requiring registered public accounting firms to make written disclosure to and discuss with the Committee various matters relating to the auditor’s independence), and has discussed with PwC their independence. The Committee has also reviewed the aggregate fees billed by PwC for professional services rendered to each Fund and, to the extent applicable with respect to each Fund’s reporting period, for non-audit services provided to Pacific Investment Management Company LLC (“PIMCO”), the Funds’ investment manager, and any entity controlling, controlled by or under common control with PIMCO that provided services to each Fund during its reporting period. As part of this review, the Committee considered, in addition to other practices and requirements relating to selection of the Funds’ independent registered public accounting firm, whether the provision of such non-audit services was compatible with maintaining the independence of PwC.

Based on the foregoing review and discussions, the Committee presents this Report to the Board and recommends that (1) the audited financial statements for the fiscal year ended December 31, 2017 be included in the Funds’ Annual Report to shareholders for such fiscal year, (2) such Annual Report be filed with the Securities and Exchange Commission and the New York Stock Exchange, and (3) PwC be reappointed as the Funds’ independent registered public accounting firm for the fiscal year ending December 31, 2018.

Submitted by the Audit Oversight Committee of the Board of Trustees:

Deborah A. DeCotis,

Bradford K. Gallagher,

James A. Jacobson,

Hans W. Kertess,

William B. Ogden, IV and

Alan Rappaport

C-2

CEF_SPPROXY_121918

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. THE MATTERS WE ARE SUBMITTING FOR YOUR CONSIDERATION ARE SIGNIFICANT TO THE FUND AND TO YOU AS A FUND SHAREHOLDER. PLEASE TAKE THE TIME TO READ THE PROXY STATEMENT AND CAST YOUR PROXY VOTE TODAY!

PIMCO MUNICIPAL INCOME FUND – COMMON SHARES

PROXY IN CONNECTION WITH THE ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD ON DECEMBER 19, 2018

The undersigned holder of common shares of PIMCO Municipal Income Fund, a Massachusetts business trust (the “Fund”), hereby appoints Eric Johnson, Joshua D. Ratner and Peter G. Strelow, or any of them, each with full power of substitution, as the proxy or proxies for the undersigned to: (i) attend the Annual Meeting of Shareholders of the Fund (the “Annual Meeting”) to be held at the offices of Pacific Investment Management Company LLC, 1633 Broadway, between West 50th and West 51st Streets, 42nd Floor, New York, New York 10019, on December 19, 2018 beginning at 10:30 A.M. Eastern Time, and any adjournment(s) or postponement(s) thereof; and (ii) cast on behalf of the undersigned all votes that the undersigned is entitled to cast at the Annual Meeting and otherwise to represent the undersigned with all powers possessed by the undersigned as if personally present at such Annual Meeting. The undersigned acknowledges receipt of the Notice of the Annual Meeting and accompanying Proxy Statement dated November 1, 2018. The undersigned hereby revokes any prior proxy given with respect to the Annual Meeting, and ratifies and confirms all that the proxies, or any one of them, may lawfully do.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE FUND, WHICH UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE PROPOSAL.

IF THIS PROXY IS PROPERLY EXECUTED, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST IN THE MANNER DIRECTED ON THE REVERSE SIDE HEREOF, AND WILL BE VOTED IN THE DISCRETION OF THE PROXY HOLDER(S) ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING OR ANY ADJOURNMENT(S) OR POSTPONEMENT(S) THEREOF. IF THIS PROXY IS PROPERLY EXECUTED BUT NO DIRECTION IS MADE AS REGARDS TO A PROPOSAL INCLUDED IN THE PROXY STATEMENT, SUCH VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST “FOR” SUCH PROPOSAL.

Please refer to the Proxy Statement for a discussion of the proposal.

PLEASE VOTE, DATE AND SIGN ON THE REVERSE SIDE HEREOF AND RETURN THE SIGNED PROXY PROMPTLY IN THE ENCLOSED ENVELOPE.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON DECEMBER 19, 2018. The Proxy Statement and the Annual Report to Shareholders for the fiscal year ended December 31, 2017 for PIMCO Municipal Income Fund are also available at pimco.com/closedendfunds.

[PROXY ID NUMBER HERE]	[BAR CODE HERE]	[CUSIP HERE]

PIMCO MUNICIPAL INCOME FUND – COMMON SHARES

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED.

Please sign this proxy card exactly as your name(s) appear(s) on the proxy card. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, the signature should be that of an authorized officer who should state his or her title.

SIGNATURE (AND TITLE IF APPLICABLE)	DATE

SIGNATURE (IF HELD JOINTLY)	DATE

TO VOTE, MARK ONE CIRCLE IN BLUE OR BLACK INK. Example: 🌑

	FOR	WITHHOLD

PROPOSAL

A. Election of Trustees — The Board of Trustees urges you to vote FOR the election of the Nominees.

1. Nominees:
(01) Alan Rappaport	O	O

(02) John C. Maney	O	O

2.       To vote and otherwise represent the undersigned on any other business that may properly come before the Annual Meeting or any adjournment(s) or postponement(s) thereof, in the discretion of the proxy holder(s).

B. Non-Voting Items

Change of Address — Please print new address below.	Comments — Please print your comments below.

You can vote on the internet, by telephone or by mail. Please see the reverse side for instructions.

PLEASE VOTE ALL YOUR BALLOTS IF YOU RECEIVED MORE THAN ONE BALLOT DUE TO MULTIPLE INVESTMENTS IN THE FUND. REMEMBER TO SIGN AND DATE ABOVE BEFORE MAILING IN YOUR VOTE. THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

THANK YOU FOR VOTING

[PROXY ID NUMBER HERE]	[BAR CODE HERE]	[CUSIP HERE]

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. THE MATTERS WE ARE SUBMITTING FOR YOUR CONSIDERATION ARE SIGNIFICANT TO THE FUND AND TO YOU AS A FUND SHAREHOLDER. PLEASE TAKE THE TIME TO READ THE PROXY STATEMENT AND CAST YOUR PROXY VOTE TODAY!

PIMCO MUNICIPAL INCOME FUND – PREFERRED SHARES

PROXY IN CONNECTION WITH THE ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD ON DECEMBER 19, 2018

The undersigned holder of preferred shares of PIMCO Municipal Income Fund, a Massachusetts business trust (the “Fund”), hereby appoints Eric Johnson, Joshua D. Ratner and Peter G. Strelow, or any of them, each with full power of substitution, as the proxy or proxies for the undersigned to: (i) attend the Annual Meeting of Shareholders of the Fund (the “Annual Meeting”) to be held at the offices of Pacific Investment Management Company LLC, 1633 Broadway, between West 50th and West 51st Streets, 42nd Floor, New York, New York 10019, on December 19, 2018 beginning at 10:30 A.M. Eastern Time, and any adjournment(s) or postponement(s) thereof; and (ii) cast on behalf of the undersigned all votes that the undersigned is entitled to cast at the Annual Meeting and otherwise to represent the undersigned with all powers possessed by the undersigned as if personally present at such Annual Meeting. The undersigned acknowledges receipt of the Notice of the Annual Meeting and accompanying Proxy Statement dated November 1, 2018. The undersigned hereby revokes any prior proxy given with respect to the Annual Meeting, and ratifies and confirms all that the proxies, or any one of them, may lawfully do.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE FUND, WHICH UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE PROPOSAL.

IF THIS PROXY IS PROPERLY EXECUTED, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST IN THE MANNER DIRECTED ON THE REVERSE SIDE HEREOF, AND WILL BE VOTED IN THE DISCRETION OF THE PROXY HOLDER(S) ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING OR ANY ADJOURNMENT(S) OR POSTPONEMENT(S) THEREOF. IF THIS PROXY IS PROPERLY EXECUTED BUT NO DIRECTION IS MADE AS REGARDS TO A PROPOSAL INCLUDED IN THE PROXY STATEMENT, SUCH VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST “FOR” SUCH PROPOSAL.

Please refer to the Proxy Statement for a discussion of the proposal.

PLEASE VOTE, DATE AND SIGN ON THE REVERSE SIDE HEREOF AND RETURN THE SIGNED PROXY PROMPTLY IN THE ENCLOSED ENVELOPE.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON DECEMBER 19, 2018. The Proxy Statement and the Annual Report to Shareholders for the fiscal year ended December 31, 2017 for PIMCO Municipal Income Fund are also available at pimco.com/closedendfunds.

[PROXY ID NUMBER HERE]	[BAR CODE HERE]	[CUSIP HERE]

PIMCO MUNICIPAL INCOME FUND – PREFERRED SHARES

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED.

Please sign this proxy card exactly as your name(s) appear(s) on the proxy card. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, the signature should be that of an authorized officer who should state his or her title.

SIGNATURE (AND TITLE IF APPLICABLE)	DATE

SIGNATURE (IF HELD JOINTLY)	DATE

TO VOTE, MARK ONE CIRCLE IN BLUE OR BLACK INK. Example: 🌑

	FOR	WITHHOLD

PROPOSAL

A. Election of Trustees — The Board of Trustees urges you to vote FOR the election of the Nominees.

1. Nominees:
(01) Alan Rappaport	O	O

(02) John C. Maney	O	O

(03) Hans W. Kertess	O	O

2.       To vote and otherwise represent the undersigned on any other business that may properly come before the Annual Meeting or any adjournment(s) or postponement(s) thereof, in the discretion of the proxy holder(s).

B. Non-Voting Items

Change of Address — Please print new address below.	Comments — Please print your comments below.

You can vote on the internet, by telephone or by mail. Please see the reverse side for instructions.

PLEASE VOTE ALL YOUR BALLOTS IF YOU RECEIVED MORE THAN ONE BALLOT DUE TO MULTIPLE INVESTMENTS IN THE FUND. REMEMBER TO SIGN AND DATE ABOVE BEFORE MAILING IN YOUR VOTE. THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

THANK YOU FOR VOTING

[PROXY ID NUMBER HERE]	[BAR CODE HERE]	[CUSIP HERE]

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. THE MATTERS WE ARE SUBMITTING FOR YOUR CONSIDERATION ARE SIGNIFICANT TO THE FUND AND TO YOU AS A FUND SHAREHOLDER. PLEASE TAKE THE TIME TO READ THE PROXY STATEMENT AND CAST YOUR PROXY VOTE TODAY!

PIMCO CALIFORNIA MUNICIPAL INCOME FUND – COMMON SHARES

PROXY IN CONNECTION WITH THE ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD ON DECEMBER 19, 2018

The undersigned holder of common shares of PIMCO California Municipal Income Fund, a Massachusetts business trust (the “Fund”), hereby appoints Eric Johnson, Joshua D. Ratner and Peter G. Strelow, or any of them, each with full power of substitution, as the proxy or proxies for the undersigned to: (i) attend the Annual Meeting of Shareholders of the Fund (the “Annual Meeting”) to be held at the offices of Pacific Investment Management Company LLC, 1633 Broadway, between West 50th and West 51st Streets, 42nd Floor, New York, New York 10019, on December 19, 2018 beginning at 10:30 A.M. Eastern Time, and any adjournment(s) or postponement(s) thereof; and (ii) cast on behalf of the undersigned all votes that the undersigned is entitled to cast at the Annual Meeting and otherwise to represent the undersigned with all powers possessed by the undersigned as if personally present at such Annual Meeting. The undersigned acknowledges receipt of the Notice of the Annual Meeting and accompanying Proxy Statement dated November 1, 2018. The undersigned hereby revokes any prior proxy given with respect to the Annual Meeting, and ratifies and confirms all that the proxies, or any one of them, may lawfully do.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE FUND, WHICH UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE PROPOSAL.

IF THIS PROXY IS PROPERLY EXECUTED, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST IN THE MANNER DIRECTED ON THE REVERSE SIDE HEREOF, AND WILL BE VOTED IN THE DISCRETION OF THE PROXY HOLDER(S) ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING OR ANY ADJOURNMENT(S) OR POSTPONEMENT(S) THEREOF. IF THIS PROXY IS PROPERLY EXECUTED BUT NO DIRECTION IS MADE AS REGARDS TO A PROPOSAL INCLUDED IN THE PROXY STATEMENT, SUCH VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST “FOR” SUCH PROPOSAL.

Please refer to the Proxy Statement for a discussion of the proposal.

PLEASE VOTE, DATE AND SIGN ON THE REVERSE SIDE HEREOF AND RETURN THE SIGNED PROXY PROMPTLY IN THE ENCLOSED ENVELOPE.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON DECEMBER 19, 2018. The Proxy Statement and the Annual Report to Shareholders for the fiscal year ended December 31, 2017 for PIMCO California Municipal Income Fund are also available at pimco.com/closedendfunds.

[PROXY ID NUMBER HERE]	[BAR CODE HERE]	[CUSIP HERE]

PIMCO CALIFORNIA MUNICIPAL INCOME FUND – COMMON SHARES

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED.

Please sign this proxy card exactly as your name(s) appear(s) on the proxy card. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, the signature should be that of an authorized officer who should state his or her title.

SIGNATURE (AND TITLE IF APPLICABLE)	DATE

SIGNATURE (IF HELD JOINTLY)	DATE

TO VOTE, MARK ONE CIRCLE IN BLUE OR BLACK INK. Example: 🌑

	FOR	WITHHOLD

PROPOSAL

A. Election of Trustees — The Board of Trustees urges you to vote FOR the election of the Nominees.

1. Nominees:
(01) Alan Rappaport	O	O

(02) John C. Maney	O	O

2.       To vote and otherwise represent the undersigned on any other business that may properly come before the Annual Meeting or any adjournment(s) or postponement(s) thereof, in the discretion of the proxy holder(s).

B. Non-Voting Items

Change of Address — Please print new address below.	Comments — Please print your comments below.

You can vote on the internet, by telephone or by mail. Please see the reverse side for instructions.

PLEASE VOTE ALL YOUR BALLOTS IF YOU RECEIVED MORE THAN ONE BALLOT DUE TO MULTIPLE INVESTMENTS IN THE FUND. REMEMBER TO SIGN AND DATE ABOVE BEFORE MAILING IN YOUR VOTE. THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

THANK YOU FOR VOTING

[PROXY ID NUMBER HERE]	[BAR CODE HERE]	[CUSIP HERE]

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. THE MATTERS WE ARE SUBMITTING FOR YOUR CONSIDERATION ARE SIGNIFICANT TO THE FUND AND TO YOU AS A FUND SHAREHOLDER. PLEASE TAKE THE TIME TO READ THE PROXY STATEMENT AND CAST YOUR PROXY VOTE TODAY!

PIMCO CALIFORNIA MUNICIPAL INCOME FUND – PREFERRED SHARES

PROXY IN CONNECTION WITH THE ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD ON DECEMBER 19, 2018

The undersigned holder of preferred shares of PIMCO California Municipal Income Fund, a Massachusetts business trust (the “Fund”), hereby appoints Eric Johnson, Joshua D. Ratner and Peter G. Strelow, or any of them, each with full power of substitution, as the proxy or proxies for the undersigned to: (i) attend the Annual Meeting of Shareholders of the Fund (the “Annual Meeting”) to be held at the offices of Pacific Investment Management Company LLC, 1633 Broadway, between West 50th and West 51st Streets, 42nd Floor, New York, New York 10019, on December 19, 2018 beginning at 10:30 A.M. Eastern Time, and any adjournment(s) or postponement(s) thereof; and (ii) cast on behalf of the undersigned all votes that the undersigned is entitled to cast at the Annual Meeting and otherwise to represent the undersigned with all powers possessed by the undersigned as if personally present at such Annual Meeting. The undersigned acknowledges receipt of the Notice of the Annual Meeting and accompanying Proxy Statement dated November 1, 2018. The undersigned hereby revokes any prior proxy given with respect to the Annual Meeting, and ratifies and confirms all that the proxies, or any one of them, may lawfully do.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE FUND, WHICH UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE PROPOSAL.

IF THIS PROXY IS PROPERLY EXECUTED, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST IN THE MANNER DIRECTED ON THE REVERSE SIDE HEREOF, AND WILL BE VOTED IN THE DISCRETION OF THE PROXY HOLDER(S) ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING OR ANY ADJOURNMENT(S) OR POSTPONEMENT(S) THEREOF. IF THIS PROXY IS PROPERLY EXECUTED BUT NO DIRECTION IS MADE AS REGARDS TO A PROPOSAL INCLUDED IN THE PROXY STATEMENT, SUCH VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST “FOR” SUCH PROPOSAL.

Please refer to the Proxy Statement for a discussion of the proposal.

PLEASE VOTE, DATE AND SIGN ON THE REVERSE SIDE HEREOF AND RETURN THE SIGNED PROXY PROMPTLY IN THE ENCLOSED ENVELOPE.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON DECEMBER 19, 2018. The Proxy Statement and the Annual Report to Shareholders for the fiscal year ended December 31, 2017 for PIMCO California Municipal Income Fund are also available at pimco.com/closedendfunds.

[PROXY ID NUMBER HERE]	[BAR CODE HERE]	[CUSIP HERE]

PIMCO CALIFORNIA MUNICIPAL INCOME FUND – PREFERRED SHARES

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED.

Please sign this proxy card exactly as your name(s) appear(s) on the proxy card. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, the signature should be that of an authorized officer who should state his or her title.

SIGNATURE (AND TITLE IF APPLICABLE)	DATE

SIGNATURE (IF HELD JOINTLY)	DATE

TO VOTE, MARK ONE CIRCLE IN BLUE OR BLACK INK. Example: 🌑

	FOR	WITHHOLD

PROPOSAL

A. Election of Trustees — The Board of Trustees urges you to vote FOR the election of the Nominees.

1. Nominees:
(01) Alan Rappaport	O	O

(02) John C. Maney	O	O

(03) Hans W. Kertess	O	O

2.       To vote and otherwise represent the undersigned on any other business that may properly come before the Annual Meeting or any adjournment(s) or postponement(s) thereof, in the discretion of the proxy holder(s).

B. Non-Voting Items

Change of Address — Please print new address below.	Comments — Please print your comments below.

You can vote on the internet, by telephone or by mail. Please see the reverse side for instructions.

PLEASE VOTE ALL YOUR BALLOTS IF YOU RECEIVED MORE THAN ONE BALLOT DUE TO MULTIPLE INVESTMENTS IN THE FUND. REMEMBER TO SIGN AND DATE ABOVE BEFORE MAILING IN YOUR VOTE. THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

THANK YOU FOR VOTING

[PROXY ID NUMBER HERE]	[BAR CODE HERE]	[CUSIP HERE]

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. THE MATTERS WE ARE SUBMITTING FOR YOUR CONSIDERATION ARE SIGNIFICANT TO THE FUND AND TO YOU AS A FUND SHAREHOLDER. PLEASE TAKE THE TIME TO READ THE PROXY STATEMENT AND CAST YOUR PROXY VOTE TODAY!

PIMCO NEW YORK MUNICIPAL INCOME FUND – COMMON SHARES

PROXY IN CONNECTION WITH THE ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD ON DECEMBER 19, 2018

The undersigned holder of common shares of PIMCO New York Municipal Income Fund, a Massachusetts business trust (the “Fund”), hereby appoints Eric Johnson, Joshua D. Ratner and Peter G. Strelow, or any of them, each with full power of substitution, as the proxy or proxies for the undersigned to: (i) attend the Annual Meeting of Shareholders of the Fund (the “Annual Meeting”) to be held at the offices of Pacific Investment Management Company LLC, 1633 Broadway, between West 50th and West 51st Streets, 42nd Floor, New York, New York 10019, on December 19, 2018 beginning at 10:30 A.M. Eastern Time, and any adjournment(s) or postponement(s) thereof; and (ii) cast on behalf of the undersigned all votes that the undersigned is entitled to cast at the Annual Meeting and otherwise to represent the undersigned with all powers possessed by the undersigned as if personally present at such Annual Meeting. The undersigned acknowledges receipt of the Notice of the Annual Meeting and accompanying Proxy Statement dated November 1, 2018. The undersigned hereby revokes any prior proxy given with respect to the Annual Meeting, and ratifies and confirms all that the proxies, or any one of them, may lawfully do.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE FUND, WHICH UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE PROPOSAL.

IF THIS PROXY IS PROPERLY EXECUTED, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST IN THE MANNER DIRECTED ON THE REVERSE SIDE HEREOF, AND WILL BE VOTED IN THE DISCRETION OF THE PROXY HOLDER(S) ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING OR ANY ADJOURNMENT(S) OR POSTPONEMENT(S) THEREOF. IF THIS PROXY IS PROPERLY EXECUTED BUT NO DIRECTION IS MADE AS REGARDS TO A PROPOSAL INCLUDED IN THE PROXY STATEMENT, SUCH VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST “FOR” SUCH PROPOSAL.

Please refer to the Proxy Statement for a discussion of the proposal.

PLEASE VOTE, DATE AND SIGN ON THE REVERSE SIDE HEREOF AND RETURN THE SIGNED PROXY PROMPTLY IN THE ENCLOSED ENVELOPE.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON DECEMBER 19, 2018. The Proxy Statement and the Annual Report to Shareholders for the fiscal year ended December 31, 2017 for PIMCO New York Municipal Income Fund are also available at pimco.com/closedendfunds.

[PROXY ID NUMBER HERE]	[BAR CODE HERE]	[CUSIP HERE]

PIMCO NEW YORK MUNICIPAL INCOME FUND – COMMON SHARES

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED.

Please sign this proxy card exactly as your name(s) appear(s) on the proxy card. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, the signature should be that of an authorized officer who should state his or her title.

SIGNATURE (AND TITLE IF APPLICABLE)	DATE

SIGNATURE (IF HELD JOINTLY)	DATE

TO VOTE, MARK ONE CIRCLE IN BLUE OR BLACK INK. Example: 🌑

	FOR	WITHHOLD

PROPOSAL

A. Election of Trustees — The Board of Trustees urges you to vote FOR the election of the Nominees.

1. Nominees:
(01) Alan Rappaport	O	O

(02) John C. Maney	O	O

2.       To vote and otherwise represent the undersigned on any other business that may properly come before the Annual Meeting or any adjournment(s) or postponement(s) thereof, in the discretion of the proxy holder(s).

B. Non-Voting Items

Change of Address — Please print new address below.	Comments — Please print your comments below.

You can vote on the internet, by telephone or by mail. Please see the reverse side for instructions.

PLEASE VOTE ALL YOUR BALLOTS IF YOU RECEIVED MORE THAN ONE BALLOT DUE TO MULTIPLE INVESTMENTS IN THE FUND. REMEMBER TO SIGN AND DATE ABOVE BEFORE MAILING IN YOUR VOTE. THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

THANK YOU FOR VOTING

[PROXY ID NUMBER HERE]	[BAR CODE HERE]	[CUSIP HERE]

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. THE MATTERS WE ARE SUBMITTING FOR YOUR CONSIDERATION ARE SIGNIFICANT TO THE FUND AND TO YOU AS A FUND SHAREHOLDER. PLEASE TAKE THE TIME TO READ THE PROXY STATEMENT AND CAST YOUR PROXY VOTE TODAY!

PIMCO NEW YORK MUNICIPAL INCOME FUND – PREFERRED SHARES

PROXY IN CONNECTION WITH THE ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD ON DECEMBER 19, 2018

The undersigned holder of preferred shares of PIMCO New York Municipal Income Fund, a Massachusetts business trust (the “Fund”), hereby appoints Eric Johnson, Joshua D. Ratner and Peter G. Strelow, or any of them, each with full power of substitution, as the proxy or proxies for the undersigned to: (i) attend the Annual Meeting of Shareholders of the Fund (the “Annual Meeting”) to be held at the offices of Pacific Investment Management Company LLC, 1633 Broadway, between West 50th and West 51st Streets, 42nd Floor, New York, New York 10019, on December 19, 2018 beginning at 10:30 A.M. Eastern Time, and any adjournment(s) or postponement(s) thereof; and (ii) cast on behalf of the undersigned all votes that the undersigned is entitled to cast at the Annual Meeting and otherwise to represent the undersigned with all powers possessed by the undersigned as if personally present at such Annual Meeting. The undersigned acknowledges receipt of the Notice of the Annual Meeting and accompanying Proxy Statement dated November 1, 2018. The undersigned hereby revokes any prior proxy given with respect to the Annual Meeting, and ratifies and confirms all that the proxies, or any one of them, may lawfully do.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE FUND, WHICH UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE PROPOSAL.

IF THIS PROXY IS PROPERLY EXECUTED, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST IN THE MANNER DIRECTED ON THE REVERSE SIDE HEREOF, AND WILL BE VOTED IN THE DISCRETION OF THE PROXY HOLDER(S) ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING OR ANY ADJOURNMENT(S) OR POSTPONEMENT(S) THEREOF. IF THIS PROXY IS PROPERLY EXECUTED BUT NO DIRECTION IS MADE AS REGARDS TO A PROPOSAL INCLUDED IN THE PROXY STATEMENT, SUCH VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST “FOR” SUCH PROPOSAL.

Please refer to the Proxy Statement for a discussion of the proposal.

PLEASE VOTE, DATE AND SIGN ON THE REVERSE SIDE HEREOF AND RETURN THE SIGNED PROXY PROMPTLY IN THE ENCLOSED ENVELOPE.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON DECEMBER 19, 2018. The Proxy Statement and the Annual Report to Shareholders for the fiscal year ended December 31, 2017 for PIMCO New York Municipal Income Fund are also available at pimco.com/closedendfunds.

[PROXY ID NUMBER HERE]	[BAR CODE HERE]	[CUSIP HERE]

PIMCO NEW YORK MUNICIPAL INCOME FUND – PREFERRED SHARES

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED.

Please sign this proxy card exactly as your name(s) appear(s) on the proxy card. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, the signature should be that of an authorized officer who should state his or her title.

SIGNATURE (AND TITLE IF APPLICABLE)	DATE

SIGNATURE (IF HELD JOINTLY)	DATE

TO VOTE, MARK ONE CIRCLE IN BLUE OR BLACK INK. Example: 🌑

	FOR	WITHHOLD

PROPOSAL

A. Election of Trustees — The Board of Trustees urges you to vote FOR the election of the Nominees.

1. Nominees:
(01) Alan Rappaport	O	O

(02) John C. Maney	O	O

(03) Hans W. Kertess	O	O

2.       To vote and otherwise represent the undersigned on any other business that may properly come before the Annual Meeting or any adjournment(s) or postponement(s) thereof, in the discretion of the proxy holder(s).

B. Non-Voting Items

Change of Address — Please print new address below.	Comments — Please print your comments below.

You can vote on the internet, by telephone or by mail. Please see the reverse side for instructions.

PLEASE VOTE ALL YOUR BALLOTS IF YOU RECEIVED MORE THAN ONE BALLOT DUE TO MULTIPLE INVESTMENTS IN THE FUND. REMEMBER TO SIGN AND DATE ABOVE BEFORE MAILING IN YOUR VOTE. THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

THANK YOU FOR VOTING

[PROXY ID NUMBER HERE]	[BAR CODE HERE]	[CUSIP HERE]

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. THE MATTERS WE ARE SUBMITTING FOR YOUR CONSIDERATION ARE SIGNIFICANT TO THE FUND AND TO YOU AS A FUND SHAREHOLDER. PLEASE TAKE THE TIME TO READ THE PROXY STATEMENT AND CAST YOUR PROXY VOTE TODAY!

PIMCO MUNICIPAL INCOME FUND II – COMMON SHARES

PROXY IN CONNECTION WITH THE ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD ON DECEMBER 19, 2018

The undersigned holder of common shares of PIMCO Municipal Income Fund II, a Massachusetts business trust (the “Fund”), hereby appoints Eric Johnson, Joshua D. Ratner and Peter G. Strelow, or any of them, each with full power of substitution, as the proxy or proxies for the undersigned to: (i) attend the Annual Meeting of Shareholders of the Fund (the “Annual Meeting”) to be held at the offices of Pacific Investment Management Company LLC, 1633 Broadway, between West 50th and West 51st Streets, 42nd Floor, New York, New York 10019, on December 19, 2018 beginning at 10:30 A.M. Eastern Time, and any adjournment(s) or postponement(s) thereof; and (ii) cast on behalf of the undersigned all votes that the undersigned is entitled to cast at the Annual Meeting and otherwise to represent the undersigned with all powers possessed by the undersigned as if personally present at such Annual Meeting. The undersigned acknowledges receipt of the Notice of the Annual Meeting and accompanying Proxy Statement dated November 1, 2018. The undersigned hereby revokes any prior proxy given with respect to the Annual Meeting, and ratifies and confirms all that the proxies, or any one of them, may lawfully do.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE FUND, WHICH UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE PROPOSAL.

IF THIS PROXY IS PROPERLY EXECUTED, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST IN THE MANNER DIRECTED ON THE REVERSE SIDE HEREOF, AND WILL BE VOTED IN THE DISCRETION OF THE PROXY HOLDER(S) ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING OR ANY ADJOURNMENT(S) OR POSTPONEMENT(S) THEREOF. IF THIS PROXY IS PROPERLY EXECUTED BUT NO DIRECTION IS MADE AS REGARDS TO A PROPOSAL INCLUDED IN THE PROXY STATEMENT, SUCH VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST “FOR” SUCH PROPOSAL.

Please refer to the Proxy Statement for a discussion of the proposal.

PLEASE VOTE, DATE AND SIGN ON THE REVERSE SIDE HEREOF AND RETURN THE SIGNED PROXY PROMPTLY IN THE ENCLOSED ENVELOPE.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON DECEMBER 19, 2018. The Proxy Statement and the Annual Report to Shareholders for the fiscal year ended December 31, 2017 for PIMCO Municipal Income Fund II are also available at pimco.com/closedendfunds.

[PROXY ID NUMBER HERE]	[BAR CODE HERE]	[CUSIP HERE]

PIMCO MUNICIPAL INCOME FUND II – COMMON SHARES

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED.

Please sign this proxy card exactly as your name(s) appear(s) on the proxy card. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, the signature should be that of an authorized officer who should state his or her title.

SIGNATURE (AND TITLE IF APPLICABLE)	DATE

SIGNATURE (IF HELD JOINTLY)	DATE

TO VOTE, MARK ONE CIRCLE IN BLUE OR BLACK INK. Example: 🌑

	FOR	WITHHOLD

PROPOSAL

A. Election of Trustees — The Board of Trustees urges you to vote FOR the election of the Nominees.

1. Nominees:
(01) Alan Rappaport	O	O

(02) John C. Maney	O	O

2.       To vote and otherwise represent the undersigned on any other business that may properly come before the Annual Meeting or any adjournment(s) or postponement(s) thereof, in the discretion of the proxy holder(s).

B. Non-Voting Items

Change of Address — Please print new address below.	Comments — Please print your comments below.

You can vote on the internet, by telephone or by mail. Please see the reverse side for instructions.

PLEASE VOTE ALL YOUR BALLOTS IF YOU RECEIVED MORE THAN ONE BALLOT DUE TO MULTIPLE INVESTMENTS IN THE FUND. REMEMBER TO SIGN AND DATE ABOVE BEFORE MAILING IN YOUR VOTE. THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

THANK YOU FOR VOTING

[PROXY ID NUMBER HERE]	[BAR CODE HERE]	[CUSIP HERE]

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. THE MATTERS WE ARE SUBMITTING FOR YOUR CONSIDERATION ARE SIGNIFICANT TO THE FUND AND TO YOU AS A FUND SHAREHOLDER. PLEASE TAKE THE TIME TO READ THE PROXY STATEMENT AND CAST YOUR PROXY VOTE TODAY!

PIMCO MUNICIPAL INCOME FUND II – PREFERRED SHARES

PROXY IN CONNECTION WITH THE ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD ON DECEMBER 19, 2018

The undersigned holder of preferred shares of PIMCO Municipal Income Fund II, a Massachusetts business trust (the “Fund”), hereby appoints Eric Johnson, Joshua D. Ratner and Peter G. Strelow, or any of them, each with full power of substitution, as the proxy or proxies for the undersigned to: (i) attend the Annual Meeting of Shareholders of the Fund (the “Annual Meeting”) to be held at the offices of Pacific Investment Management Company LLC, 1633 Broadway, between West 50th and West 51st Streets, 42nd Floor, New York, New York 10019, on December 19, 2018 beginning at 10:30 A.M. Eastern Time, and any adjournment(s) or postponement(s) thereof; and (ii) cast on behalf of the undersigned all votes that the undersigned is entitled to cast at the Annual Meeting and otherwise to represent the undersigned with all powers possessed by the undersigned as if personally present at such Annual Meeting. The undersigned acknowledges receipt of the Notice of the Annual Meeting and accompanying Proxy Statement dated November 1, 2018. The undersigned hereby revokes any prior proxy given with respect to the Annual Meeting, and ratifies and confirms all that the proxies, or any one of them, may lawfully do.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE FUND, WHICH UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE PROPOSAL.

IF THIS PROXY IS PROPERLY EXECUTED, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST IN THE MANNER DIRECTED ON THE REVERSE SIDE HEREOF, AND WILL BE VOTED IN THE DISCRETION OF THE PROXY HOLDER(S) ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING OR ANY ADJOURNMENT(S) OR POSTPONEMENT(S) THEREOF. IF THIS PROXY IS PROPERLY EXECUTED BUT NO DIRECTION IS MADE AS REGARDS TO A PROPOSAL INCLUDED IN THE PROXY STATEMENT, SUCH VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST “FOR” SUCH PROPOSAL.

Please refer to the Proxy Statement for a discussion of the proposal.

PLEASE VOTE, DATE AND SIGN ON THE REVERSE SIDE HEREOF AND RETURN THE SIGNED PROXY PROMPTLY IN THE ENCLOSED ENVELOPE.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON DECEMBER 19, 2018. The Proxy Statement and the Annual Report to Shareholders for the fiscal year ended December 31, 2017 for PIMCO Municipal Income Fund II are also available at pimco.com/closedendfunds.

[PROXY ID NUMBER HERE]	[BAR CODE HERE]	[CUSIP HERE]

PIMCO MUNICIPAL INCOME FUND II – PREFERRED SHARES

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED.

Please sign this proxy card exactly as your name(s) appear(s) on the proxy card. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, the signature should be that of an authorized officer who should state his or her title.

SIGNATURE (AND TITLE IF APPLICABLE)	DATE

SIGNATURE (IF HELD JOINTLY)	DATE

TO VOTE, MARK ONE CIRCLE IN BLUE OR BLACK INK. Example: 🌑

	FOR	WITHHOLD

PROPOSAL

A. Election of Trustees — The Board of Trustees urges you to vote FOR the election of the Nominees.

1. Nominees:
(01) Alan Rappaport	O	O

(02) John C. Maney	O	O

(03) Hans W. Kertess	O	O

2.       To vote and otherwise represent the undersigned on any other business that may properly come before the Annual Meeting or any adjournment(s) or postponement(s) thereof, in the discretion of the proxy holder(s).

B. Non-Voting Items

Change of Address — Please print new address below.	Comments — Please print your comments below.

You can vote on the internet, by telephone or by mail. Please see the reverse side for instructions.

PLEASE VOTE ALL YOUR BALLOTS IF YOU RECEIVED MORE THAN ONE BALLOT DUE TO MULTIPLE INVESTMENTS IN THE FUND. REMEMBER TO SIGN AND DATE ABOVE BEFORE MAILING IN YOUR VOTE. THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

THANK YOU FOR VOTING

[PROXY ID NUMBER HERE]	[BAR CODE HERE]	[CUSIP HERE]

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. THE MATTERS WE ARE SUBMITTING FOR YOUR CONSIDERATION ARE SIGNIFICANT TO THE FUND AND TO YOU AS A FUND SHAREHOLDER. PLEASE TAKE THE TIME TO READ THE PROXY STATEMENT AND CAST YOUR PROXY VOTE TODAY!

PIMCO CALIFORNIA MUNICIPAL INCOME FUND II – COMMON SHARES

PROXY IN CONNECTION WITH THE ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD ON DECEMBER 19, 2018

The undersigned holder of common shares of PIMCO California Municipal Income Fund II, a Massachusetts business trust (the “Fund”), hereby appoints Eric Johnson, Joshua D. Ratner and Peter G. Strelow, or any of them, each with full power of substitution, as the proxy or proxies for the undersigned to: (i) attend the Annual Meeting of Shareholders of the Fund (the “Annual Meeting”) to be held at the offices of Pacific Investment Management Company LLC, 1633 Broadway, between West 50th and West 51st Streets, 42nd Floor, New York, New York 10019, on December 19, 2018 beginning at 10:30 A.M. Eastern Time, and any adjournment(s) or postponement(s) thereof; and (ii) cast on behalf of the undersigned all votes that the undersigned is entitled to cast at the Annual Meeting and otherwise to represent the undersigned with all powers possessed by the undersigned as if personally present at such Annual Meeting. The undersigned acknowledges receipt of the Notice of the Annual Meeting and accompanying Proxy Statement dated November 1, 2018. The undersigned hereby revokes any prior proxy given with respect to the Annual Meeting, and ratifies and confirms all that the proxies, or any one of them, may lawfully do.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE FUND, WHICH UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE PROPOSAL.

IF THIS PROXY IS PROPERLY EXECUTED, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST IN THE MANNER DIRECTED ON THE REVERSE SIDE HEREOF, AND WILL BE VOTED IN THE DISCRETION OF THE PROXY HOLDER(S) ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING OR ANY ADJOURNMENT(S) OR POSTPONEMENT(S) THEREOF. IF THIS PROXY IS PROPERLY EXECUTED BUT NO DIRECTION IS MADE AS REGARDS TO A PROPOSAL INCLUDED IN THE PROXY STATEMENT, SUCH VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST “FOR” SUCH PROPOSAL.

Please refer to the Proxy Statement for a discussion of the proposal.

PLEASE VOTE, DATE AND SIGN ON THE REVERSE SIDE HEREOF AND RETURN THE SIGNED PROXY PROMPTLY IN THE ENCLOSED ENVELOPE.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON DECEMBER 19, 2018. The Proxy Statement and the Annual Report to Shareholders for the fiscal year ended December 31, 2017 for PIMCO California Municipal Income Fund II are also available at pimco.com/closedendfunds.

[PROXY ID NUMBER HERE]	[BAR CODE HERE]	[CUSIP HERE]

PIMCO CALIFORNIA MUNICIPAL INCOME FUND II – COMMON SHARES

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED.

Please sign this proxy card exactly as your name(s) appear(s) on the proxy card. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, the signature should be that of an authorized officer who should state his or her title.

SIGNATURE (AND TITLE IF APPLICABLE)	DATE

SIGNATURE (IF HELD JOINTLY)	DATE

TO VOTE, MARK ONE CIRCLE IN BLUE OR BLACK INK. Example: 🌑

	FOR	WITHHOLD

PROPOSAL

A. Election of Trustees — The Board of Trustees urges you to vote FOR the election of the Nominees.

1. Nominees:
(01) Alan Rappaport	O	O

(02) John C. Maney	O	O

2.       To vote and otherwise represent the undersigned on any other business that may properly come before the Annual Meeting or any adjournment(s) or postponement(s) thereof, in the discretion of the proxy holder(s).

B. Non-Voting Items

Change of Address — Please print new address below.	Comments — Please print your comments below.

You can vote on the internet, by telephone or by mail. Please see the reverse side for instructions.

PLEASE VOTE ALL YOUR BALLOTS IF YOU RECEIVED MORE THAN ONE BALLOT DUE TO MULTIPLE INVESTMENTS IN THE FUND. REMEMBER TO SIGN AND DATE ABOVE BEFORE MAILING IN YOUR VOTE. THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

THANK YOU FOR VOTING

[PROXY ID NUMBER HERE]	[BAR CODE HERE]	[CUSIP HERE]

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. THE MATTERS WE ARE SUBMITTING FOR YOUR CONSIDERATION ARE SIGNIFICANT TO THE FUND AND TO YOU AS A FUND SHAREHOLDER. PLEASE TAKE THE TIME TO READ THE PROXY STATEMENT AND CAST YOUR PROXY VOTE TODAY!

PIMCO CALIFORNIA MUNICIPAL INCOME FUND II – PREFERRED SHARES

PROXY IN CONNECTION WITH THE ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD ON DECEMBER 19, 2018

The undersigned holder of preferred shares of PIMCO California Municipal Income Fund II, a Massachusetts business trust (the “Fund”), hereby appoints Eric Johnson, Joshua D. Ratner and Peter G. Strelow, or any of them, each with full power of substitution, as the proxy or proxies for the undersigned to: (i) attend the Annual Meeting of Shareholders of the Fund (the “Annual Meeting”) to be held at the offices of Pacific Investment Management Company LLC, 1633 Broadway, between West 50th and West 51st Streets, 42nd Floor, New York, New York 10019, on December 19, 2018 beginning at 10:30 A.M. Eastern Time, and any adjournment(s) or postponement(s) thereof; and (ii) cast on behalf of the undersigned all votes that the undersigned is entitled to cast at the Annual Meeting and otherwise to represent the undersigned with all powers possessed by the undersigned as if personally present at such Annual Meeting. The undersigned acknowledges receipt of the Notice of the Annual Meeting and accompanying Proxy Statement dated November 1, 2018. The undersigned hereby revokes any prior proxy given with respect to the Annual Meeting, and ratifies and confirms all that the proxies, or any one of them, may lawfully do.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE FUND, WHICH UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE PROPOSAL.

IF THIS PROXY IS PROPERLY EXECUTED, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST IN THE MANNER DIRECTED ON THE REVERSE SIDE HEREOF, AND WILL BE VOTED IN THE DISCRETION OF THE PROXY HOLDER(S) ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING OR ANY ADJOURNMENT(S) OR POSTPONEMENT(S) THEREOF. IF THIS PROXY IS PROPERLY EXECUTED BUT NO DIRECTION IS MADE AS REGARDS TO A PROPOSAL INCLUDED IN THE PROXY STATEMENT, SUCH VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST “FOR” SUCH PROPOSAL.

Please refer to the Proxy Statement for a discussion of the proposal.

PLEASE VOTE, DATE AND SIGN ON THE REVERSE SIDE HEREOF AND RETURN THE SIGNED PROXY PROMPTLY IN THE ENCLOSED ENVELOPE.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON DECEMBER 19, 2018. The Proxy Statement and the Annual Report to Shareholders for the fiscal year ended December 31, 2017 for PIMCO California Municipal Income Fund II are also available at pimco.com/closedendfunds.

[PROXY ID NUMBER HERE]	[BAR CODE HERE]	[CUSIP HERE]

PIMCO CALIFORNIA MUNICIPAL INCOME FUND II – PREFERRED SHARES

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED.

Please sign this proxy card exactly as your name(s) appear(s) on the proxy card. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, the signature should be that of an authorized officer who should state his or her title.

SIGNATURE (AND TITLE IF APPLICABLE)	DATE

SIGNATURE (IF HELD JOINTLY)	DATE

TO VOTE, MARK ONE CIRCLE IN BLUE OR BLACK INK. Example: 🌑

	FOR	WITHHOLD

PROPOSAL

A. Election of Trustees — The Board of Trustees urges you to vote FOR the election of the Nominees.

1. Nominees:
(01) Alan Rappaport	O	O

(02) John C. Maney	O	O

(03) Hans W. Kertess	O	O

2.       To vote and otherwise represent the undersigned on any other business that may properly come before the Annual Meeting or any adjournment(s) or postponement(s) thereof, in the discretion of the proxy holder(s).

B. Non-Voting Items

Change of Address — Please print new address below.	Comments — Please print your comments below.

You can vote on the internet, by telephone or by mail. Please see the reverse side for instructions.

PLEASE VOTE ALL YOUR BALLOTS IF YOU RECEIVED MORE THAN ONE BALLOT DUE TO MULTIPLE INVESTMENTS IN THE FUND. REMEMBER TO SIGN AND DATE ABOVE BEFORE MAILING IN YOUR VOTE. THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

THANK YOU FOR VOTING

[PROXY ID NUMBER HERE]	[BAR CODE HERE]	[CUSIP HERE]

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. THE MATTERS WE ARE SUBMITTING FOR YOUR CONSIDERATION ARE SIGNIFICANT TO THE FUND AND TO YOU AS A FUND SHAREHOLDER. PLEASE TAKE THE TIME TO READ THE PROXY STATEMENT AND CAST YOUR PROXY VOTE TODAY!

PIMCO NEW YORK MUNICIPAL INCOME FUND II – COMMON SHARES

PROXY IN CONNECTION WITH THE ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD ON DECEMBER 19, 2018

The undersigned holder of common shares of PIMCO New York Municipal Income Fund II, a Massachusetts business trust (the “Fund”), hereby appoints Eric Johnson, Joshua D. Ratner and Peter G. Strelow, or any of them, each with full power of substitution, as the proxy or proxies for the undersigned to: (i) attend the Annual Meeting of Shareholders of the Fund (the “Annual Meeting”) to be held at the offices of Pacific Investment Management Company LLC, 1633 Broadway, between West 50th and West 51st Streets, 42nd Floor, New York, New York 10019, on December 19, 2018 beginning at 10:30 A.M. Eastern Time, and any adjournment(s) or postponement(s) thereof; and (ii) cast on behalf of the undersigned all votes that the undersigned is entitled to cast at the Annual Meeting and otherwise to represent the undersigned with all powers possessed by the undersigned as if personally present at such Annual Meeting. The undersigned acknowledges receipt of the Notice of the Annual Meeting and accompanying Proxy Statement dated November 1, 2018. The undersigned hereby revokes any prior proxy given with respect to the Annual Meeting, and ratifies and confirms all that the proxies, or any one of them, may lawfully do.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE FUND, WHICH UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE PROPOSAL.

IF THIS PROXY IS PROPERLY EXECUTED, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST IN THE MANNER DIRECTED ON THE REVERSE SIDE HEREOF, AND WILL BE VOTED IN THE DISCRETION OF THE PROXY HOLDER(S) ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING OR ANY ADJOURNMENT(S) OR POSTPONEMENT(S) THEREOF. IF THIS PROXY IS PROPERLY EXECUTED BUT NO DIRECTION IS MADE AS REGARDS TO A PROPOSAL INCLUDED IN THE PROXY STATEMENT, SUCH VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST “FOR” SUCH PROPOSAL.

Please refer to the Proxy Statement for a discussion of the proposal.

PLEASE VOTE, DATE AND SIGN ON THE REVERSE SIDE HEREOF AND RETURN THE SIGNED PROXY PROMPTLY IN THE ENCLOSED ENVELOPE.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON DECEMBER 19, 2018. The Proxy Statement and the Annual Report to Shareholders for the fiscal year ended December 31, 2017 for PIMCO New York Municipal Income Fund II are also available at pimco.com/closedendfunds.

[PROXY ID NUMBER HERE]	[BAR CODE HERE]	[CUSIP HERE]

PIMCO NEW YORK MUNICIPAL INCOME FUND II – COMMON SHARES

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED.

Please sign this proxy card exactly as your name(s) appear(s) on the proxy card. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, the signature should be that of an authorized officer who should state his or her title.

SIGNATURE (AND TITLE IF APPLICABLE)	DATE

SIGNATURE (IF HELD JOINTLY)	DATE

TO VOTE, MARK ONE CIRCLE IN BLUE OR BLACK INK. Example: 🌑

	FOR	WITHHOLD

PROPOSAL

A. Election of Trustees — The Board of Trustees urges you to vote FOR the election of the Nominees.

1. Nominees:
(01) Alan Rappaport	O	O

(02) John C. Maney	O	O

2.       To vote and otherwise represent the undersigned on any other business that may properly come before the Annual Meeting or any adjournment(s) or postponement(s) thereof, in the discretion of the proxy holder(s).

B. Non-Voting Items

Change of Address — Please print new address below.	Comments — Please print your comments below.

You can vote on the internet, by telephone or by mail. Please see the reverse side for instructions.

PLEASE VOTE ALL YOUR BALLOTS IF YOU RECEIVED MORE THAN ONE BALLOT DUE TO MULTIPLE INVESTMENTS IN THE FUND. REMEMBER TO SIGN AND DATE ABOVE BEFORE MAILING IN YOUR VOTE. THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

THANK YOU FOR VOTING

[PROXY ID NUMBER HERE]	[BAR CODE HERE]	[CUSIP HERE]

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. THE MATTERS WE ARE SUBMITTING FOR YOUR CONSIDERATION ARE SIGNIFICANT TO THE FUND AND TO YOU AS A FUND SHAREHOLDER. PLEASE TAKE THE TIME TO READ THE PROXY STATEMENT AND CAST YOUR PROXY VOTE TODAY!

PIMCO NEW YORK MUNICIPAL INCOME FUND II – PREFERRED SHARES

PROXY IN CONNECTION WITH THE ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD ON DECEMBER 19, 2018

The undersigned holder of preferred shares of PIMCO New York Municipal Income Fund II, a Massachusetts business trust (the “Fund”), hereby appoints Eric Johnson, Joshua D. Ratner and Peter G. Strelow, or any of them, each with full power of substitution, as the proxy or proxies for the undersigned to: (i) attend the Annual Meeting of Shareholders of the Fund (the “Annual Meeting”) to be held at the offices of Pacific Investment Management Company LLC, 1633 Broadway, between West 50th and West 51st Streets, 42nd Floor, New York, New York 10019, on December 19, 2018 beginning at 10:30 A.M. Eastern Time, and any adjournment(s) or postponement(s) thereof; and (ii) cast on behalf of the undersigned all votes that the undersigned is entitled to cast at the Annual Meeting and otherwise to represent the undersigned with all powers possessed by the undersigned as if personally present at such Annual Meeting. The undersigned acknowledges receipt of the Notice of the Annual Meeting and accompanying Proxy Statement dated November 1, 2018. The undersigned hereby revokes any prior proxy given with respect to the Annual Meeting, and ratifies and confirms all that the proxies, or any one of them, may lawfully do.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE FUND, WHICH UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE PROPOSAL.

IF THIS PROXY IS PROPERLY EXECUTED, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST IN THE MANNER DIRECTED ON THE REVERSE SIDE HEREOF, AND WILL BE VOTED IN THE DISCRETION OF THE PROXY HOLDER(S) ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING OR ANY ADJOURNMENT(S) OR POSTPONEMENT(S) THEREOF. IF THIS PROXY IS PROPERLY EXECUTED BUT NO DIRECTION IS MADE AS REGARDS TO A PROPOSAL INCLUDED IN THE PROXY STATEMENT, SUCH VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST “FOR” SUCH PROPOSAL.

Please refer to the Proxy Statement for a discussion of the proposal.

PLEASE VOTE, DATE AND SIGN ON THE REVERSE SIDE HEREOF AND RETURN THE SIGNED PROXY PROMPTLY IN THE ENCLOSED ENVELOPE.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON DECEMBER 19, 2018. The Proxy Statement and the Annual Report to Shareholders for the fiscal year ended December 31, 2017 for PIMCO New York Municipal Income Fund II are also available at pimco.com/closedendfunds.

[PROXY ID NUMBER HERE]	[BAR CODE HERE]	[CUSIP HERE]

PIMCO NEW YORK MUNICIPAL INCOME FUND II – PREFERRED SHARES

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED.

Please sign this proxy card exactly as your name(s) appear(s) on the proxy card. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, the signature should be that of an authorized officer who should state his or her title.

SIGNATURE (AND TITLE IF APPLICABLE)	DATE

SIGNATURE (IF HELD JOINTLY)	DATE

TO VOTE, MARK ONE CIRCLE IN BLUE OR BLACK INK. Example: 🌑

	FOR	WITHHOLD

PROPOSAL

A. Election of Trustees — The Board of Trustees urges you to vote FOR the election of the Nominees.

1. Nominees:
(01) Alan Rappaport	O	O

(02) John C. Maney	O	O

(03) Hans W. Kertess	O	O

2.       To vote and otherwise represent the undersigned on any other business that may properly come before the Annual Meeting or any adjournment(s) or postponement(s) thereof, in the discretion of the proxy holder(s).

B. Non-Voting Items

Change of Address — Please print new address below.	Comments — Please print your comments below.

You can vote on the internet, by telephone or by mail. Please see the reverse side for instructions.

PLEASE VOTE ALL YOUR BALLOTS IF YOU RECEIVED MORE THAN ONE BALLOT DUE TO MULTIPLE INVESTMENTS IN THE FUND. REMEMBER TO SIGN AND DATE ABOVE BEFORE MAILING IN YOUR VOTE. THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

THANK YOU FOR VOTING

[PROXY ID NUMBER HERE]	[BAR CODE HERE]	[CUSIP HERE]

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. THE MATTERS WE ARE SUBMITTING FOR YOUR CONSIDERATION ARE SIGNIFICANT TO THE FUND AND TO YOU AS A FUND SHAREHOLDER. PLEASE TAKE THE TIME TO READ THE PROXY STATEMENT AND CAST YOUR PROXY VOTE TODAY!

PIMCO MUNICIPAL INCOME FUND III – COMMON SHARES

PROXY IN CONNECTION WITH THE ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD ON DECEMBER 19, 2018

The undersigned holder of common shares of PIMCO Municipal Income Fund III, a Massachusetts business trust (the “Fund”), hereby appoints Eric Johnson, Joshua D. Ratner and Peter G. Strelow, or any of them, each with full power of substitution, as the proxy or proxies for the undersigned to: (i) attend the Annual Meeting of Shareholders of the Fund (the “Annual Meeting”) to be held at the offices of Pacific Investment Management Company LLC, 1633 Broadway, between West 50th and West 51st Streets, 42nd Floor, New York, New York 10019, on December 19, 2018 beginning at 10:30 A.M. Eastern Time, and any adjournment(s) or postponement(s) thereof; and (ii) cast on behalf of the undersigned all votes that the undersigned is entitled to cast at the Annual Meeting and otherwise to represent the undersigned with all powers possessed by the undersigned as if personally present at such Annual Meeting. The undersigned acknowledges receipt of the Notice of the Annual Meeting and accompanying Proxy Statement dated November 1, 2018. The undersigned hereby revokes any prior proxy given with respect to the Annual Meeting, and ratifies and confirms all that the proxies, or any one of them, may lawfully do.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE FUND, WHICH UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE PROPOSAL.

IF THIS PROXY IS PROPERLY EXECUTED, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST IN THE MANNER DIRECTED ON THE REVERSE SIDE HEREOF, AND WILL BE VOTED IN THE DISCRETION OF THE PROXY HOLDER(S) ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING OR ANY ADJOURNMENT(S) OR POSTPONEMENT(S) THEREOF. IF THIS PROXY IS PROPERLY EXECUTED BUT NO DIRECTION IS MADE AS REGARDS TO A PROPOSAL INCLUDED IN THE PROXY STATEMENT, SUCH VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST “FOR” SUCH PROPOSAL.

Please refer to the Proxy Statement for a discussion of the proposal.

PLEASE VOTE, DATE AND SIGN ON THE REVERSE SIDE HEREOF AND RETURN THE SIGNED PROXY PROMPTLY IN THE ENCLOSED ENVELOPE.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON DECEMBER 19, 2018. The Proxy Statement and the Annual Report to Shareholders for the fiscal year ended December 31, 2017 for PIMCO Municipal Income Fund III are also available at pimco.com/closedendfunds.

[PROXY ID NUMBER HERE]	[BAR CODE HERE]	[CUSIP HERE]

PIMCO MUNICIPAL INCOME FUND III – COMMON SHARES

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED.

Please sign this proxy card exactly as your name(s) appear(s) on the proxy card. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, the signature should be that of an authorized officer who should state his or her title.

SIGNATURE (AND TITLE IF APPLICABLE)	DATE

SIGNATURE (IF HELD JOINTLY)	DATE

TO VOTE, MARK ONE CIRCLE IN BLUE OR BLACK INK. Example: 🌑

	FOR	WITHHOLD

PROPOSAL

A. Election of Trustees — The Board of Trustees urges you to vote FOR the election of the Nominees.

1. Nominees:
(01) Hans W. Kertess	O	O

(02) John C. Maney	O	O

2.       To vote and otherwise represent the undersigned on any other business that may properly come before the Annual Meeting or any adjournment(s) or postponement(s) thereof, in the discretion of the proxy holder(s).

B. Non-Voting Items

Change of Address — Please print new address below.	Comments — Please print your comments below.

You can vote on the internet, by telephone or by mail. Please see the reverse side for instructions.

PLEASE VOTE ALL YOUR BALLOTS IF YOU RECEIVED MORE THAN ONE BALLOT DUE TO MULTIPLE INVESTMENTS IN THE FUND. REMEMBER TO SIGN AND DATE ABOVE BEFORE MAILING IN YOUR VOTE. THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

THANK YOU FOR VOTING

[PROXY ID NUMBER HERE]	[BAR CODE HERE]	[CUSIP HERE]

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. THE MATTERS WE ARE SUBMITTING FOR YOUR CONSIDERATION ARE SIGNIFICANT TO THE FUND AND TO YOU AS A FUND SHAREHOLDER. PLEASE TAKE THE TIME TO READ THE PROXY STATEMENT AND CAST YOUR PROXY VOTE TODAY!

PIMCO MUNICIPAL INCOME FUND III – PREFERRED SHARES

PROXY IN CONNECTION WITH THE ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD ON DECEMBER 19, 2018

The undersigned holder of preferred shares of PIMCO Municipal Income Fund III, a Massachusetts business trust (the “Fund”), hereby appoints Eric Johnson, Joshua D. Ratner and Peter G. Strelow, or any of them, each with full power of substitution, as the proxy or proxies for the undersigned to: (i) attend the Annual Meeting of Shareholders of the Fund (the “Annual Meeting”) to be held at the offices of Pacific Investment Management Company LLC, 1633 Broadway, between West 50th and West 51st Streets, 42nd Floor, New York, New York 10019, on December 19, 2018 beginning at 10:30 A.M. Eastern Time, and any adjournment(s) or postponement(s) thereof; and (ii) cast on behalf of the undersigned all votes that the undersigned is entitled to cast at the Annual Meeting and otherwise to represent the undersigned with all powers possessed by the undersigned as if personally present at such Annual Meeting. The undersigned acknowledges receipt of the Notice of the Annual Meeting and accompanying Proxy Statement dated November 1, 2018. The undersigned hereby revokes any prior proxy given with respect to the Annual Meeting, and ratifies and confirms all that the proxies, or any one of them, may lawfully do.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE FUND, WHICH UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE PROPOSAL.

IF THIS PROXY IS PROPERLY EXECUTED, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST IN THE MANNER DIRECTED ON THE REVERSE SIDE HEREOF, AND WILL BE VOTED IN THE DISCRETION OF THE PROXY HOLDER(S) ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING OR ANY ADJOURNMENT(S) OR POSTPONEMENT(S) THEREOF. IF THIS PROXY IS PROPERLY EXECUTED BUT NO DIRECTION IS MADE AS REGARDS TO A PROPOSAL INCLUDED IN THE PROXY STATEMENT, SUCH VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST “FOR” SUCH PROPOSAL.

Please refer to the Proxy Statement for a discussion of the proposal.

PLEASE VOTE, DATE AND SIGN ON THE REVERSE SIDE HEREOF AND RETURN THE SIGNED PROXY PROMPTLY IN THE ENCLOSED ENVELOPE.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON DECEMBER 19, 2018. The Proxy Statement and the Annual Report to Shareholders for the fiscal year ended December 31, 2017 for PIMCO Municipal Income Fund III are also available at pimco.com/closedendfunds.

[PROXY ID NUMBER HERE]	[BAR CODE HERE]	[CUSIP HERE]

PIMCO MUNICIPAL INCOME FUND III – PREFERRED SHARES

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED.

Please sign this proxy card exactly as your name(s) appear(s) on the proxy card. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, the signature should be that of an authorized officer who should state his or her title.

SIGNATURE (AND TITLE IF APPLICABLE)	DATE

SIGNATURE (IF HELD JOINTLY)	DATE

TO VOTE, MARK ONE CIRCLE IN BLUE OR BLACK INK. Example: 🌑

	FOR	WITHHOLD

PROPOSAL

A. Election of Trustees — The Board of Trustees urges you to vote FOR the election of the Nominees.

1. Nominees:
(01) Hans W. Kertess	O	O

(02) John C. Maney	O	O

(03) Alan Rappaport	O	O

2.       To vote and otherwise represent the undersigned on any other business that may properly come before the Annual Meeting or any adjournment(s) or postponement(s) thereof, in the discretion of the proxy holder(s).

B. Non-Voting Items

Change of Address — Please print new address below.	Comments — Please print your comments below.

You can vote on the internet, by telephone or by mail. Please see the reverse side for instructions.

PLEASE VOTE ALL YOUR BALLOTS IF YOU RECEIVED MORE THAN ONE BALLOT DUE TO MULTIPLE INVESTMENTS IN THE FUND. REMEMBER TO SIGN AND DATE ABOVE BEFORE MAILING IN YOUR VOTE. THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

THANK YOU FOR VOTING

[PROXY ID NUMBER HERE]	[BAR CODE HERE]	[CUSIP HERE]

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. THE MATTERS WE ARE SUBMITTING FOR YOUR CONSIDERATION ARE SIGNIFICANT TO THE FUND AND TO YOU AS A FUND SHAREHOLDER. PLEASE TAKE THE TIME TO READ THE PROXY STATEMENT AND CAST YOUR PROXY VOTE TODAY!

PIMCO CALIFORNIA MUNICIPAL INCOME FUND III – COMMON SHARES

PROXY IN CONNECTION WITH THE ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD ON DECEMBER 19, 2018

The undersigned holder of common shares of PIMCO California Municipal Income Fund III, a Massachusetts business trust (the “Fund”), hereby appoints Eric Johnson, Joshua D. Ratner and Peter G. Strelow, or any of them, each with full power of substitution, as the proxy or proxies for the undersigned to: (i) attend the Annual Meeting of Shareholders of the Fund (the “Annual Meeting”) to be held at the offices of Pacific Investment Management Company LLC, 1633 Broadway, between West 50th and West 51st Streets, 42nd Floor, New York, New York 10019, on December 19, 2018 beginning at 10:30 A.M. Eastern Time, and any adjournment(s) or postponement(s) thereof; and (ii) cast on behalf of the undersigned all votes that the undersigned is entitled to cast at the Annual Meeting and otherwise to represent the undersigned with all powers possessed by the undersigned as if personally present at such Annual Meeting. The undersigned acknowledges receipt of the Notice of the Annual Meeting and accompanying Proxy Statement dated November 1, 2018. The undersigned hereby revokes any prior proxy given with respect to the Annual Meeting, and ratifies and confirms all that the proxies, or any one of them, may lawfully do.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE FUND, WHICH UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE PROPOSAL.

IF THIS PROXY IS PROPERLY EXECUTED, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST IN THE MANNER DIRECTED ON THE REVERSE SIDE HEREOF, AND WILL BE VOTED IN THE DISCRETION OF THE PROXY HOLDER(S) ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING OR ANY ADJOURNMENT(S) OR POSTPONEMENT(S) THEREOF. IF THIS PROXY IS PROPERLY EXECUTED BUT NO DIRECTION IS MADE AS REGARDS TO A PROPOSAL INCLUDED IN THE PROXY STATEMENT, SUCH VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST “FOR” SUCH PROPOSAL.

Please refer to the Proxy Statement for a discussion of the proposal.

PLEASE VOTE, DATE AND SIGN ON THE REVERSE SIDE HEREOF AND RETURN THE SIGNED PROXY PROMPTLY IN THE ENCLOSED ENVELOPE.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON DECEMBER 19, 2018. The Proxy Statement and the Annual Report to Shareholders for the fiscal year ended December 31, 2017 for PIMCO California Municipal Income Fund III are also available at pimco.com/closedendfunds.

[PROXY ID NUMBER HERE]	[BAR CODE HERE]	[CUSIP HERE]

PIMCO CALIFORNIA MUNICIPAL INCOME FUND III – COMMON SHARES

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED.

Please sign this proxy card exactly as your name(s) appear(s) on the proxy card. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, the signature should be that of an authorized officer who should state his or her title.

SIGNATURE (AND TITLE IF APPLICABLE)	DATE

SIGNATURE (IF HELD JOINTLY)	DATE

TO VOTE, MARK ONE CIRCLE IN BLUE OR BLACK INK. Example: 🌑

	FOR	WITHHOLD

PROPOSAL

A. Election of Trustees — The Board of Trustees urges you to vote FOR the election of the Nominees.

1. Nominees:
(01) Hans W. Kertess	O	O

(02) John C. Maney	O	O

2.       To vote and otherwise represent the undersigned on any other business that may properly come before the Annual Meeting or any adjournment(s) or postponement(s) thereof, in the discretion of the proxy holder(s).

B. Non-Voting Items

Change of Address — Please print new address below.	Comments — Please print your comments below.

You can vote on the internet, by telephone or by mail. Please see the reverse side for instructions.

PLEASE VOTE ALL YOUR BALLOTS IF YOU RECEIVED MORE THAN ONE BALLOT DUE TO MULTIPLE INVESTMENTS IN THE FUND. REMEMBER TO SIGN AND DATE ABOVE BEFORE MAILING IN YOUR VOTE. THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

THANK YOU FOR VOTING

[PROXY ID NUMBER HERE]	[BAR CODE HERE]	[CUSIP HERE]

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. THE MATTERS WE ARE SUBMITTING FOR YOUR CONSIDERATION ARE SIGNIFICANT TO THE FUND AND TO YOU AS A FUND SHAREHOLDER. PLEASE TAKE THE TIME TO READ THE PROXY STATEMENT AND CAST YOUR PROXY VOTE TODAY!

PIMCO CALIFORNIA MUNICIPAL INCOME FUND III – PREFERRED SHARES

PROXY IN CONNECTION WITH THE ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD ON DECEMBER 19, 2018

The undersigned holder of preferred shares of PIMCO California Municipal Income Fund III, a Massachusetts business trust (the “Fund”), hereby appoints Eric Johnson, Joshua D. Ratner and Peter G. Strelow, or any of them, each with full power of substitution, as the proxy or proxies for the undersigned to: (i) attend the Annual Meeting of Shareholders of the Fund (the “Annual Meeting”) to be held at the offices of Pacific Investment Management Company LLC, 1633 Broadway, between West 50th and West 51st Streets, 42nd Floor, New York, New York 10019, on December 19, 2018 beginning at 10:30 A.M. Eastern Time, and any adjournment(s) or postponement(s) thereof; and (ii) cast on behalf of the undersigned all votes that the undersigned is entitled to cast at the Annual Meeting and otherwise to represent the undersigned with all powers possessed by the undersigned as if personally present at such Annual Meeting. The undersigned acknowledges receipt of the Notice of the Annual Meeting and accompanying Proxy Statement dated November 1, 2018. The undersigned hereby revokes any prior proxy given with respect to the Annual Meeting, and ratifies and confirms all that the proxies, or any one of them, may lawfully do.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE FUND, WHICH UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE PROPOSAL.

IF THIS PROXY IS PROPERLY EXECUTED, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST IN THE MANNER DIRECTED ON THE REVERSE SIDE HEREOF, AND WILL BE VOTED IN THE DISCRETION OF THE PROXY HOLDER(S) ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING OR ANY ADJOURNMENT(S) OR POSTPONEMENT(S) THEREOF. IF THIS PROXY IS PROPERLY EXECUTED BUT NO DIRECTION IS MADE AS REGARDS TO A PROPOSAL INCLUDED IN THE PROXY STATEMENT, SUCH VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST “FOR” SUCH PROPOSAL.

Please refer to the Proxy Statement for a discussion of the proposal.

PLEASE VOTE, DATE AND SIGN ON THE REVERSE SIDE HEREOF AND RETURN THE SIGNED PROXY PROMPTLY IN THE ENCLOSED ENVELOPE.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON DECEMBER 19, 2018. The Proxy Statement and the Annual Report to Shareholders for the fiscal year ended December 31, 2017 for PIMCO California Municipal Income Fund III are also available at pimco.com/closedendfunds.

[PROXY ID NUMBER HERE]	[BAR CODE HERE]	[CUSIP HERE]

PIMCO CALIFORNIA MUNICIPAL INCOME FUND III – PREFERRED SHARES

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED.

Please sign this proxy card exactly as your name(s) appear(s) on the proxy card. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, the signature should be that of an authorized officer who should state his or her title.

SIGNATURE (AND TITLE IF APPLICABLE)	DATE

SIGNATURE (IF HELD JOINTLY)	DATE

TO VOTE, MARK ONE CIRCLE IN BLUE OR BLACK INK. Example: 🌑

	FOR	WITHHOLD

PROPOSAL

A. Election of Trustees — The Board of Trustees urges you to vote FOR the election of the Nominees.

1. Nominees:
(01) Hans W. Kertess	O	O

(02) John C. Maney	O	O

(03) Alan Rappaport	O	O

2.       To vote and otherwise represent the undersigned on any other business that may properly come before the Annual Meeting or any adjournment(s) or postponement(s) thereof, in the discretion of the proxy holder(s).

B. Non-Voting Items

Change of Address — Please print new address below.	Comments — Please print your comments below.

You can vote on the internet, by telephone or by mail. Please see the reverse side for instructions.

PLEASE VOTE ALL YOUR BALLOTS IF YOU RECEIVED MORE THAN ONE BALLOT DUE TO MULTIPLE INVESTMENTS IN THE FUND. REMEMBER TO SIGN AND DATE ABOVE BEFORE MAILING IN YOUR VOTE. THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

THANK YOU FOR VOTING

[PROXY ID NUMBER HERE]	[BAR CODE HERE]	[CUSIP HERE]